1933 Act File No. 333-16157

1940 Act File No. 811-07925

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 52
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 53

WESMARK FUNDS

(Exact name of Registrant as Specified in Charter)

One Bank Plaza

Wheeling, West Virginia  26003

(Address of Principal Executive Offices)

(304) 234-9419

(Registrant’s Telephone Number)

Todd P. Zerega, Secretary

Perkins Coie LLP

700 13th Street, N.W.

Washington, D.C. 20005-3690

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on ____________ pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a) (1)
[ ]	on _____________pursuant to paragraph (a) (1)
[ ]	75 days after filing pursuant to paragraph (a) (2)
[ ]	on pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

2.29.24 » Prospectus

WesMark Small Company Fund	»	WMKSX
WesMark Large Company Fund	»	WMKGX
WesMark Balanced Fund	»	WMBLX
WesMark Government Bond Fund	»	WMBDX
WesMark West Virginia Municipal Bond Fund	»	WMKMX
WesMark Tactical Opportunity Fund	»	WMKTX

WesMark Funds (the “Trust”) is an open-end, management investment company. The Trust has six separate investment portfolios (“Fund” or “Funds”). Each Fund offers its own shares and has a distinct investment program.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.wesmarkfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call the Fund toll-free at 1-800-864-1013. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with a Fund, by enrolling at www.wesmarkfunds.com.

Table of Contents

February 29, 2024

Summary Sections:
WesMark Small Company Fund	2
WesMark Large Company Fund	6
WesMark Balanced Fund	10
WesMark Government Bond Fund	16
WesMark West Virginia Municipal Bond Fund	21
WesMark Tactical Opportunity Fund	25
More About the Funds’ Investment Strategies and Risks:
What are the Funds’ Investment Strategies?	31
What are the Principal Securities in Which the Funds Invest?	37
What are the Specific Risks of Investing in the Funds?	42
Shareholder Information:
What do Shares Cost?	47
How are the Funds Sold?	48
How to Purchase Shares	49
How to Redeem and Exchange Shares	50
Account and Share Information	54
Who Manages the Funds?	57
Financial Highlights	58

www.wesmarkfunds.com	» 1

Summary Sections
WesMark Small Company Fund

INVESTMENT OBJECTIVE

The WesMark Small Company Fund (the Fund) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.22%
Acquired Fund Fees & Expenses	0.01%
Total Annual Fund Operating Expenses	1.23%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$125	$390	$675	$1,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing at least 80% of the value of its net assets in equity securities of small capitalization companies. In creating a diversified portfolio of investments in small-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines small companies as companies that do not exceed the market capitalizations of the Russell 2000® Index (Russell 2000), or the Standard & Poor’s SmallCap 600® Index (S&P 600) at the time of purchasing a security. As of December 31, 2023, the market capitalization of the Russell 2000 ranged from approximately $16.7 million to $27.93 billion, and as of December 31, 2023, the market capitalization of the S&P 600 ranged from approximately $219.85 million to $7.76 billion.

The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services, methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange traded funds (ETFs) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

» 2	February 29, 2024 » Prospectus

Summary Sections
WesMark Small Company Fund

Principal Risks of Investing in the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:

The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:

Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

» the market price of an ETF’s shares may trade above or below their net asset value;

» an active trading market for an ETF’s shares may not develop or be maintained; or

» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

www.wesmarkfunds.com	» 3

Summary Sections
WesMark Small Company Fund

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 30.78% (quarter ended 6/30/2020). Its lowest quarterly return was -22.28% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2023:

WesMark Small Company Fund	1 Year	5 Years	10 Years
Return Before Taxes	19.46%	13.96%	7.67%
Return After Taxes on Distributions	17.83%	11.71%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares	12.64%	11.10%	5.85%
Russell 2000® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	16.93%	9.97%	7.16%
Lipper Small Cap Core Funds Average (LSCCFA)	15.68%	10.86%	7.11%

The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index.

» 4	February 29, 2024 » Prospectus

Summary Sections
WesMark Small Company Fund

The information presented for the LSCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling, WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly. The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	» 5

Summary Sections
WesMark Large Company Fund

INVESTMENT OBJECTIVE

The WesMark Large Company Fund (the Fund) seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.12%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$114	$356	$617	$1,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing at least 80% of the value of its net assets in equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the Standard & Poor’s 500® Index (S&P 500), at the time of purchasing a security. As of December 31, 2023, the market capitalization of the S&P 500 ranged from approximately $4.89 billion to $2.95 trillion.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (ETFs)and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other

» 6	February 29, 2024 » Prospectus

Summary Sections
WesMark Large Company Fund

domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk. For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Principal Risks of Investing in the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:

The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing for Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Liquidity Risks:	A Fund may not be able to sell a security when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:

Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

» the market price of an ETF’s shares may trade above or below their net asset value;

» an active trading market for an ETF’s shares may not develop or be maintained; or

» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly, through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

www.wesmarkfunds.com	» 7

Summary Sections
WesMark Large Company Fund

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 25.53% (quarter ended 6/30/2020). Its lowest quarterly return was -19.18% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

» 8	February 29, 2024 » Prospectus

Summary Sections
WesMark Large Company Fund

For the periods ended December 31, 2023:

WesMark Large Company Fund	1 Year	5 Years	10 Years
Return Before Taxes	21.94%	14.06%	9.38%
Return After Taxes on Distributions	19.83%	11.93%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	14.44%	11.04%	7.28%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	26.27%	15.68%	12.02%
Lipper Large- Cap Core Funds Average (LLCCFA)	24.34%	14.64%	10.86%

The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

The information presented for the LLCCFA is the average of the total returns of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, c/o WesBanco Bank, Inc., One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether or not shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly. The Fund pays any capital gains at least annually. The Fund distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.wesmarkfunds.com	» 9

Summary Sections
WesMark Balanced Fund

INVESTMENT OBJECTIVE

The WesMark Balanced Fund (the “Fund”) seeks to achieve capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.24%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$126	$393	$681	$1,498

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing in a mix of equity, fixed-income, and money market investments. The Fund’s portfolio is constructed by WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities, and the percentage to invest in money market investments. The percentage ranges of securities in each asset class are: equity securities 30-70%; fixed-income securities 30-70%; and money market investments 0-40%. The Adviser will then select securities for each asset class. Within the equity allocation, the Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for their growth characteristics, or value characteristics, or both. In addition, the Adviser may consider the income potential of a security resulting in an equity allocation that may be overweight in sectors that pay dividends.

The Adviser anticipates investing the equity allocation primarily in the equity securities of domestic companies with large and medium market capitalizations. However, the Adviser may also invest a portion of the equity allocation in American Depository Receipts (ADRs) and other domestically traded securities of foreign companies, exchange traded funds (ETFs) or other investment companies that invest in foreign securities (which may include emerging markets), real estate investment trusts (REITs), and equity securities of companies with small market capitalizations. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. Within the fixed-income allocation, the Adviser primarily selects U.S. dollar denominated, primarily investment-grade, fixed income securities. In addition, the Fund may invest in high-yield

» 10	February 29, 2024 » Prospectus

Summary Sections
WesMark Balanced Fund

fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. The Adviser expects that, normally, no more than 15% of the Fund’s total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (e.g. “junk bonds”). Investment-grade fixed-income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (NRSRO). Noninvestment-grade fixed-income securities are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by the Adviser (e.g. “junk bonds”). The Adviser seeks to enhance the Fund’s performance by allocating relatively more of its fixed-income allocation to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support. Within the money market allocation, the Adviser may invest in money market funds, repurchase agreements or other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

The Fund may purchase ETFs, or other investment companies, in order to achieve exposure to a specific market sector to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices.

For additional information on the Fund’s investment strategies, please see the section “More about the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Principal Risks of the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:

The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing For Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.

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Summary Sections
WesMark Balanced Fund

Prepayment Risks:

The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Currency Risks:	Exchange rates for currencies fluctuate daily.
Liquidity Risks:	A Fund may not be able to sell a security or close out of an investment when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.
Risks of Emerging Markets:

Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

» the market price of an ETF’s shares may trade above or below their net asset value;

» an active trading market for an ETF’s shares may not develop or be maintained; or

» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

» 12	February 29, 2024 » Prospectus

Summary Sections
WesMark Balanced Fund

Risks of Investing in Real Estate Investment Trusts (REITs)

Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 10.19% (quarter ended 6/30/2020). Its lowest quarterly return was -14.89% (quarter ended 3/31/2020).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Summary Sections
WesMark Balanced Fund

For the periods ended December 31, 2023:

WesMark Balanced Fund	1 Year	5 Years	10 Years
Returns Before Taxes	4.98%	7.36%	5.71%
Returns After Taxes on Distributions	3.76%	6.11%	4.52%
Returns after Taxes on Distributions and Sale of Fund Shares	3.96%	5.68%	4.37%
S&P 500® Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	26.27%	15.68%	12.02%
Barclays Capital Intermediate U. S. Government/Credit Index (BCIGCI) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	5.24%	1.59%	1.72%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	17.86%	10.04%	7.90%
Lipper Balanced Funds Average (LBFA)	12.85%	7.20%	5.31%

The S&P 500® measures the performance of 500 large-cap U.S. companies. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. It is not possible to invest directly in an index or average.

The information presented for the LBFA is the average of the total returns of the 30 largest U.S. Balanced Funds. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc. which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, and including Steven Kellas, Executive Vice President of the Adviser, manages the Fund. Mr. Kellas has served as a portfolio manager of the Fund since January 2013, and Mr. McGee has served as a portfolio manager of the Fund since March 2024.

» 14	February 29, 2024 » Prospectus

Summary Sections
WesMark Balanced Fund

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Funds are registered.

Tax Information

Dividends of the Fund, if any, are declared and paid monthly. The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Sections
WesMark Government Bond Fund

INVESTMENT OBJECTIVE

The WesMark Government Bond Fund (the Fund) seeks to achieve high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.02%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$104	$325	$563	$1,247

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing primarily in U.S. government securities. U.S. government securities include U.S. Treasury securities as well as securities of U.S. government sponsored entities, (GSE). The Fund’s portfolio may also include investment-grade corporate debt securities and certain taxable securities issued by municipal entities such as Build America Bonds. The Fund does not invest in noninvestment-grade corporate debt securities (e.g. “junk bonds”) as part of its principal investment strategy.

Certain GSE securities may not be backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

» 16	February 29, 2024 » Prospectus

Summary Sections
WesMark Government Bond Fund

The Fund may invest in collateralized mortgage obligations (CMOs) issued by U.S. governmental or government related enterprises. The Fund’s investment in CMO’s may be significant. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in securities with any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Principal Risks of Investing in the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Risks Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment, and liquidity risks.
Call Risks:	An issue may redeem a fixed-income security before maturity at a price below its current market price.
Prepayment Risks:

The relative volatility of mortgage–backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Liquidity Risks:	A Fund may not be able to sell a security when it wants.

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Summary Sections
WesMark Government Bond Fund

Government Sponsored Entities Risk:

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (Ginnie Mae), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA).

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

LIBOR Risk:

Certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that serves as the interest rate on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR. Currently LIBOR is anticipated to be discontinued on June 30, 2023. Any replacement rate chosen may be less favorable than the current LIBOR rates. Until it ceases publication, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. While it is not possible to predict the effect of any replacement rates or other reforms to LIBOR on the securities held by the Fund, the Adviser seeks to invest in securities where it believes there is a well-defined transition process to an alternative rate and believes that the transition to the alternative rate will not materially impair the value of the security.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, Inc., and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

» 18	February 29, 2024 » Prospectus

Summary Sections
WesMark Government Bond Fund

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and show how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

The Fund changed its investment strategy on May 31, 2006 and the prior performance shown is a result of the prior investment strategy which did not require the Fund to normally invest at least 80% of its assets in U.S. government fixed-income securities.

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 7.10% (quarter ended 9/30/2023). Its lowest quarterly return was -5.92% (quarter ended 3/31/2022).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2023:

WesMark Government Bond Fund	1 Year	5 Years	10 Years
Returns Before Taxes	2.71%	-1.86%	-0.11%
Returns After Taxes on Distributions	1.34%	-2.69%	-0.93%
Returns after Taxes on Distributions and Sale of Fund Shares	1.58%	-1.72%	-0.41%
Barclays Capital Intermediate U.S. Government/Credit Index (BCIGCI) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	5.24%	1.59%	1.72%
Lipper Intermediate U.S. Government Funds Average (LIGFA)	3.90%	0.35%	0.94%
Lipper General U.S. Government Funds Average (LGUSFA)	3.38%	0.03%	0.90%

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Summary Sections
WesMark Government Bond Fund

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The information presented for the LIGFA is the average of the total returns of funds designated by Lipper as falling into the category of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

The information presented for the LGUSFA is the average total returns of funds designated by Lipper as falling into the category of funds that invest primarily in U.S. government and agency issues. Lipper averages do not reflect sales charges. It is not possible to invest directly in an average.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Tax Information

Dividends of the Fund, if any, are declared daily and paid monthly. The Fund pays any capital gains at least annually. The Fund’s distributions are expected to be taxed as ordinary income and capital gains unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

» 20	February 29, 2024 » Prospectus

Summary Sections
WesMark West Virginia Municipal Bond Fund

INVESTMENT OBJECTIVE

The WesMark West Virginia Municipal Bond Fund (the Fund) seeks to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.10%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$112	$350	$606	$1,339

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing at least 80% of its net assets in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies and authorities, and other issuers, such as possessions or territories of the United States, the interest of which is exempt from federal income tax, federal alternative minimum tax (AMT), and West Virginia income tax. The Adviser may lengthen or shorten the Fund’s duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund may invest a portion of its assets in non-West Virginia municipal bonds, if in the judgment of the Adviser, the supply or yield of such securities would be beneficial to the Fund. For additional information on the Fund’s investment strategies, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

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WesMark West Virginia Municipal Bond Fund

Principal Risks of Investing in the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:

Prices of fixed-income securities rise and fall in response to changes to interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.
Liquidity Risks:	Trading opportunities are more limited for fixed-income securities that are not widely held.
Credit Enhancement Risks:	Downgrading the credit quality of a credit enhancement provider, such as a bank or bond insurer, may adversely affect the Fund.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Tax Risks:	Changes in federal tax laws may cause the prices of tax-exempt securities to fall.
Non-Diversification Risks:

Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

West Virginia Risks:

The portfolio may include securities issued by issuers located in West Virginia. West Virginia’s economy is heavily dependent upon certain industries such as coal mining, natural gas, manufacturing, and tourism. Therefore, any downturn in these and other industries may adversely affect the economy of West Virginia and the issuers located in that state.

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

» 22	February 29, 2024 » Prospectus

Summary Sections
WesMark West Virginia Municipal Bond Fund

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 8.46% (quarter ended 9/30/2023). Its lowest quarterly return was -5.13% (quarter ended 3/31/2022).

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

For the periods ended December 31, 2023:

WesMark West Virginia Municipal Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.29%	0.93%	1.79%
Return After Taxes on Distributions	4.28%	0.91%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.14%	1.84%
Barclays Capital Municipal Bond 5 Year Total Return Index (BCM51) (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	4.31%	1.75%	1.87%
Lipper Intermediate Municipal Debt Funds Average (LIMDFA)	5.52%	1.93%	2.28%

The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

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Summary Sections
WesMark West Virginia Municipal Bond Fund

The LIMDFA is an unmanaged index of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

Steven Kellas, Executive Vice President of the Adviser, manages the Fund. Mr. Kellas has served as a portfolio manager of the Fund since September 2006.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Tax Information

Dividends of the Fund, if any, are declared daily and paid monthly. It is anticipated that the Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. The Fund pays any capital gains at least annually. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from West Virginia income taxes as well. However, some of the Fund’s income may be subject to federal alternative minimum tax, state and/or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

» 24	February 29, 2024 » Prospectus

Summary Sections
WesMark Tactical Opportunity Fund

INVESTMENT OBJECTIVE

The WesMark Tactical Opportunity Fund (the Fund) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.54%

*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$157	$468	$839	$1,832

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by utilizing a tactical allocation strategy. The Fund primarily invests in a mix of equity and fixed income securities, and may also invest in commodity related investments. While the Adviser has wide latitude to adjust the equity and fixed income allocations of the Fund, it is expected that during normal market conditions that the Fund’s allocation to equities or fixed income investments will not exceed 85% of the Fund’s assets. Also, in an effort to increase the income of the Fund, the Fund may sell call options on securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities, or to protect against downside losses in such securities.

With respect to its investment in equity securities, the Fund may invest in large cap stocks, small- and mid-cap stocks and international equity securities (including emerging market equity securities). With respect to its investment in fixed income securities, the Fund may invest in domestic or foreign securities, corporate or sovereign, and of any quality or duration. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund anticipates that it will predominately invest in exchange-traded funds (ETFs) in order to achieve exposure to the underlying investments. In selecting ETFs for purchase by a Fund, the Adviser considers the securities index in which the ETF seeks to track, the trading liquidity of the ETF, the securities in which the ETF invests, and whether or not the ETF permits investment companies to invest in ETFs to a greater extent than normally permitted by the 1940 Act. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of financial institutions

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Summary Sections
WesMark Tactical Opportunity Fund

which are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs which are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself, and the Fund would be subject to the credit risk of the financial institution issuing the ETN.

The portfolio management team will determine the Fund’s asset allocation mix based upon the Adviser’s view of markets, economic cycles, and intermediate-term trends. The Adviser then implements its asset allocation mix by tactically selecting investments based upon a number of different factors, including but not limited to macroeconomic environment, business cycle, equity market fundamentals, and valuation and interest rates. Also, as market changes and fundamentals dictate the Adviser will make modifications to the overall allocations within the Fund. Such modifications to the Fund’s asset allocation mix may cause the Fund to have a higher portfolio turnover rate than other mutual funds which can increase the transaction costs incurred by the Fund.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and seek to participate in the long-term growth of the financial markets.

The Adviser anticipates investing its cash balance in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and/or Treasury securities.

Principal Risks of Investing in the Fund

The loss of money is a risk of investing in this Fund. Other principal risks of investing in the Fund are below.

Stock Market Risks:

The value of equity securities rise and fall. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund’s portfolio. Consequently, the Fund’s share price may decline.

Risks Related to Investing For Growth:	Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.
Risks Related to Investing For Value:	Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.
Risks Related to Company Size:	The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.
Credit Risks:	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
Interest Rate Risks:

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Risk Related to Complex CMOs:	CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks.
Call Risks:	An issuer may redeem a fixed-income security before maturity at a price below its current market price.

Prepayment Risks:

The relative volatility of mortgage backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

Currency Risks:	Exchange rates for currencies fluctuate daily.
Liquidity Risks:	A Fund may not be able to sell a security or close out of an investment when it wants. Liquidity risk may make it more difficult to sell or buy a security at a favorable price or time.
Sector Risks:	Certain market sectors may underperform other sectors or the market as a whole.
Risks of Foreign Investing:	Political, social, currency-rate fluctuations, and economic instability within foreign countries may cause the value of the Fund’s foreign investments to decline.

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WesMark Tactical Opportunity Fund

Risks of Emerging Markets:

Investments in emerging markets are subject to all the risks associated with foreign investing; however, these risks may be magnified in emerging markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

Exchange-Traded Funds Risks:

ETFs may be subject to the following risks that do not apply to conventional mutual funds:

» the market price of an ETF’s shares may trade above or below their net asset value;

» an active trading market for an ETF’s shares may not develop or be maintained; or

» trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers:

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Commodity Risk:

Because the Fund may invest in instruments (including ETFs or ETNs) whose performance is linked to the price of an underlying Commodity (including precious metals such as gold) or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions, and the fact that commodity prices may have greater volatility than investments in traditional securities.

The Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

Manager Risk:

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Market Risk:

The Fund may incur losses due to political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health crises, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on economic and market conditions.

The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and market volatility. The impacts, as well as the uncertainty over impacts yet to unfold, of COVID-19 – and any other infectious illness outbreaks, epidemics, pandemics or other public health crises that may arise in the future – could negatively affect economies and markets in ways that cannot be foreseen.

Risks of Investing in Real Estate Investment Trusts (REITs)

Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.

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WesMark Tactical Opportunity Fund

Risks of Investing in Derivative Contracts and Hybrid Instruments

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly, through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

High Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The Fund’s portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term gains by the Fund, which, when distributed to common shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

An investment in the Fund is not a deposit of any bank, including WesBanco Bank, and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

For more information regarding the risks of investing in the Fund, please see the section “More About the Funds’ Investment Strategies and Risks” beginning on page 31 of this prospectus.

Fund Performance

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s total returns on a calendar year-by-year basis and provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Return Table shows returns averaged over the stated periods and shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at www.wesmarkfunds.com or by calling 1-800-864-1013.

Risk/Return Bar Chart

For the periods ended December 31:

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 13.04% (quarter ended 6/30/2020). Its lowest quarterly return was -18.22% (quarter ended 3/31/2020).

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Summary Sections
WesMark Tactical Opportunity Fund

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding Fund shares through tax-deferred programs such as a 401(k) plan or an IRA.

For the period ended December 31, 2023:

WesMark Tactical Opportunity Fund	1 Year	5 Year	Since Inception 2/28/2017
Return Before Taxes	7.10%	6.23%	4.93%
Return After Taxes on Distributions	6.91%	4.91%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	4.37%	4.55%	3.56%
HFRI Fund of Funds Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s re-turns.)	6.35%	5.14%	3.25%
Balanced Composite Index (Does not reflect fees, expenses or taxes, which, if applied, would reduce the Index’s returns.)	12.85%	7.20%	5.31%
Lipper Flexible Portfolio Funds	11.79%	6.65%	4.71%

The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds. The HFRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Balanced Composite Index is comprised of a combination of 60% of MSCI All World Index (“ACWI”) 30% Bloomberg Barclays US Aggregate Index and 10% of HFRI Fund of Funds Index. The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

The Lipper Flexible Portfolio Funds is an unmanaged index of funds that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. Lipper Flexible Portfolio Funds is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Management

Investment Adviser

WesBanco Investment Department, a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc., serves as the investment adviser of the Fund.

Portfolio Managers

An investment team led by Robert McGee, Senior Vice President of the Adviser, manages the Fund. Mr. McGee has served as a portfolio manager of the Fund since March 2024.

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Summary Sections
WesMark Tactical Opportunity Fund

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Fund shares on any business day by contacting 1-800-864-1013; by writing to WesMark Funds Shareholder Services, One Bank Plaza, Fourth Floor, Wheeling WV 26003; or via the Fund’s website at www.wesmarkfunds.com. If you wish to purchase or redeem shares through a financial intermediary, please contact your intermediary directly. The minimum initial investment in the Fund is $1,000 unless your investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in the Fund must be in the amount of at least $100. Shares of the Fund are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular fund are available for offer and sale in their state of residence. See the WesMark Funds website located at www.wesmarkfunds.com or call 1-800-864-1013 for further information on the states and jurisdictions where the shares of the Fund are registered.

Tax Information

Dividends of the Fund, if any, are declared and paid quarterly. The Fund pays any capital gains at least annually. The Fund distributions are expected to be taxed as ordinary income and capital gains, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

» 30	February 29, 2024 » Prospectus

More About the Funds’ Investment Strategies and Risks

What are the Funds’ Investment Strategies?

WesMark Small Company Fund

Investment Objective

The WesMark Small Company Fund’s (the Fund) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives

The Fund normally will invest at least 80%of its net assets in investments in small companies. The Adviser seeks to select common stocks of companies with characteristics such as above-average earnings growth potential or where significant company or industry changes are taking place, such as new products, services ,methods of distribution, or overall business restructuring. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase exchange-traded funds (ETFs) or other investment companies, in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies.

Opportunities are identified in growth industries and more mature industries for investment by the Adviser. Equity securities include common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase shares of exchange traded funds (ETFs) or shares of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (including emerging markets), or for other reasons consistent with its investment strategy.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

The Fund under normal circumstances will invest at least 80% of its net assets in investments in small companies. In creating a diversified portfolio of equity securities of small-sized companies, the Adviser will define small companies as companies that do not exceed the market capitalizations of companies in the Russell 2000® or the S&P SmallCap 600® (the “S&P 600”) at the time of purchasing a security. These indices are unmanaged, broad-based capitalization-weighted indexes representing all major industries in the small-cap sector of the U.S. stock market. As of December 31, 2023, the market capitalization of the Russell 2000 ranged from approximately $219.85 million to $7.76 billion, and as of December 31, 2023, the market capitalization of the S&P 600 ranged from approximately $219.85 million to $7.76 billion. The capitalization ranges of the indexes frequently change as the market value of the stocks that comprise the indexes change or as stocks are added or removed from the indices. If a company is within the capitalization range of an index at the time of investment, but subsequently falls outside the index range, the Fund will not be required to sell such company’s security.

Because the Fund refers to small company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in small companies.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

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More About the Funds’ Investment Strategies and Risks

WESMARK LARGE COMPANY FUND

Investment Objective

The WesMark Large Company Fund’s (the Fund) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Objectives

The Fund pursues its investment objective primarily by selecting equity securities of large capitalization companies. In creating a diversified portfolio of investments in large-sized companies, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), defines large companies as companies within the market capitalization range of the S&P 500, at the time of purchasing a security. As of December 31, 2023, the market capitalization of the S&P 500 ranged from approximately $4.89 billion to $2.95 trillion.

WesBanco Investment Department, a division of WesBanco Bank, Inc. (the Adviser), seeks to invest in companies that are expected to achieve higher than average profitability ratios such as operating profit margin or return on equity, have characteristics to generate above average sustainable growth while trading at reasonable valuations. The Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s pot entail for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Equity securities may include common stocks, preferred stocks, securities (including debt securities) that are convertible into common stocks, and exchange traded funds (ETFs)and other investment companies. The Fund will invest primarily in securities issued by domestic companies. The Fund may purchase ETFs or other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets (which may include emerging markets) or for other reasons consistent with its investment strategy. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may also purchase American Depository Receipts (ADRs) and other domestically traded securities of foreign companies. The Adviser attempts to add value through security selection, industry allocation, and the research process while monitoring risk.

Most often, these companies will be considered as “large-” or “mid-” capitalization companies. The Adviser’s investment approach is based on its conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The Fund will invest primarily in securities issued by domestic companies.

The Fund may purchase shares of ETFs or of other investments companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

In an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. This would have the effect of limiting the downside of the equity securities subject to such put options in exchange for the payment of a premium.

The Adviser anticipates investing its cash balances in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and Treasury securities.

Because the Fund refers to large company investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in large companies.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

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WESMARK BALANCED FUND

Investment Objective

The WesMark Balanced Fund’s (the Fund) investment objective is to achieve capital appreciation and income.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund pursues its investment objectives by investing in a mix of equity, fixed-income and money market investments. The Fund’s portfolio is constructed by the Adviser using an asset allocation process. The Adviser first determines the percentage of the Fund’s portfolio to invest in equity securities, the percentage to invest in fixed-income securities and the percentage to invest in money market investments based on its view of economic and market conditions. In making this determination, the Fund will stay within a percentage range for equity securities, fixed-income securities and money market instruments. The following table shows the percentage ranges for the Fund:

Equity	Fixed-Income	Money Market
30-70%	30-70%	0-40%

Within the equity allocation, the Adviser anticipates investing primarily in the equity securities of domestic companies with large and medium market capitalizations; however the Adviser may also invest in domestic companies with small capitalizations as well as foreign equity securities. The Adviser may use a blend of styles in selecting stocks, i.e., stocks may be selected for either their growth characteristics or value characteristics, or both. Equity securities include common stocks, preferred stocks, real estate investment trust (REIT), and securities (including debt securities) that are convertible into common stocks. In addition, the Adviser may consider the income potential of a security resulting in an equity position that may be overweight in sectors that pay dividends. Also, in an effort to increase the income of the Fund, the Fund may sell call options on equity securities held in the Fund. This would have the effect of limiting the upside of the equity securities subject to such call options in exchange for receipt of premium income. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities. This would have the effect of limiting the downside of the equity securities subject to such put options in exchange for the payment of a premium.

Within the fixed-income allocation, the Adviser primarily selects U.S. dollar denominated, primarily investment-grade, fixed income securities. In addition, the Fund may invest in high-yield fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. The Adviser expects that, normally, no more than 15% of the Fund’s total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (e.g. “junk bonds”). Investment-grade fixed-income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (NRSRO). Noninvestment-grade fixed-income securities (e.g. “junk bonds”) are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by the Adviser. The Adviser seeks to enhance the Fund’s performance by allocating relatively more of its fixed-income allocation to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support. The Fund may invest in fixed-income securities with any maturity.

Within the money market allocation the Adviser anticipates investing in money market funds, repurchase agreements or in other short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.

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The Adviser seeks to limit the credit risk taken by the Fund with respect to its fixed-income securities by monitoring the credit condition of portfolio securities and by reviewing periodic financial data and ratings of NRSROs.

The Fund may purchase shares of ETFs or of other investment companies. The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs or in other investment companies in order to achieve exposure to a specific market sector, to achieve exposure to foreign markets, or for other reasons consistent with its investment strategy.

By combining equity securities, fixed-income securities and money market instruments, the Fund seeks to dampen market volatility, while striving to achieve its investment objective.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK GOVERNMENT BOND FUND

Investment Objective

The WesMark Government Bond Fund’s (the Fund) investment objective is to achieve high current income consistent with preservation of capital.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund invests primarily in a portfolio of U.S. government securities. The Fund’s portfolio may also include investment-grade corporate debt securities. The Fund determines whether securities are investment-grade based on credit ratings issued by a nationally recognized statistical rating organization (NRSRO). The Fund does not invest in non-investment grade corporate debt securities (e.g. “junk bonds”) as part of its principal investment strategy.

In addition to securities issued by the U.S. Treasury, the Fund may invest in the securities of U.S. government-sponsored entities (GSE), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae or FNMA), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest in collateralized mortgage obligations (CMOs) issued by U.S. governmental or government related enterprises. The Fund’s investment in CMOs may be significant. CMOs have various call features and may be issued in multiple classes, with each class having a specific coupon rate and stated maturity or final distribution date. The Adviser invests in CMOs in an attempt to increase the Fund’s return by taking advantage of current and potential yield differentials existing from time to time between CMOs and other mortgage-backed or federal agency securities.

The Fund may buy mortgage-backed securities on a delayed delivery basis where a seller of the security agrees to deliver a To Be Announced (TBA) security at a future date. However, the seller generally does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets certain specified terms.

The Fund may invest in taxable securities issued by municipal entities such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments where, at the election of the state or local government, the U.S. Treasury Department will make a direct payment to the issuer in an amount up to 35 percent of the interest payment on the Build America Bonds.

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The Fund’s investment adviser allocates the portfolio holdings between these types of securities based on its interest rate outlook. The Adviser selects securities with longer or shorter duration, but does not target any specific duration for the Fund, based on its assessment of market conditions by analyzing a variety of factors such as:

»	Current and expected economic growth and inflation;
»	Anticipated Federal Reserve monetary policy;
»	Trends in the value of the U.S. dollar in foreign exchange markets; and
»	Changes in the supply of, or demand for, U.S. government securities.

Duration measures the price sensitivity of a portfolio of fixed-income securities to changes in interest rates. The Fund may invest in securities of any maturity.

Because the Fund refers to U.S. government bonds in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government fixed-income securities.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Investment Objective

The WesMark West Virginia Municipal Bond Fund’s (the Fund) investment objective is to achieve current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Principal Investment Strategies

The Fund attempts to achieve its investment objective by investing in a professionally managed portfolio consisting primarily of investment-grade securities issued by the State of West Virginia and its political subdivisions, agencies, and authorities, and other issuers (such as possessions or territories of the U.S.), the interest of which is exempt from federal and West Virginia income tax (West Virginia Municipal Securities). As a matter of fundamental investment policy, which may not be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and the income taxes imposed by the State of West Virginia. For purposes of this policy, the tax-free interest must not be a preference item for purposes of computing the federal alternative minimum tax (AMT).

The Adviser may lengthen or shorten the Fund’s duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Adviser may attempt to minimize market volatility by selecting intermediate term securities (securities with an average maturity generally between five and seven years). The Fund will buy and sell securities to take advantage of opportunities to enhance yield. These transactions may generate capital gains (losses) which have different tax treatment than tax-exempt interest income. The Fund may invest a portion of its assets in non-West Virginia municipal bonds if, in the judgment of the Adviser, the supply and yield of such securities would be beneficial to the Fund.

The Fund may not be a suitable investment for retirement plans or for non-West Virginia taxpayers because it invests primarily in West Virginia tax-exempt securities.

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Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

WESMARK TACTICAL OPPORTUNITY FUND

Investment Objective

The WesMark Tactical Opportunity Fund’s (the Fund) investment objective is to achieve capital appreciation.

The Fund’s Board of Trustees may not change this investment objective without a shareholder vote.

Implementation of Investment Strategies

The Fund pursues its investment objective by utilizing a tactical allocation strategy. The Fund primarily invests in mix of equity and fixed income securities and may also invest in commodity related investments. While the Adviser has wide latitude to adjust the equity and fixed income allocations of the Fund, it is expected that during normal market conditions that the Fund’s allocation to equities or fixed income investments will not exceed 85% of the Fund’s assets. With respect to its investment in equity securities the Fund may invest in large cap stocks, small- and mid-cap stocks and international equity securities (including emerging market equity securities). With respect to its investment in fixed income securities the Fund may invest in domestic or foreign securities, corporate or sovereign, and of any quality. The Adviser selects securities with longer or shorter durations based on its assessment of market conditions, but does not target any specific duration for the fixed-income portion of the Fund. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may invest in fixed-income securities with any maturity. The Fund anticipates that it will predominately invest in exchange-traded funds (ETFs) in order to achieve exposure to the underlying investments. In selecting ETFs for purchase by a Fund, the Adviser considers the securities index in which the ETF seeks to track, the trading liquidity of the ETF and of the securities in which the ETF invests, and whether or not the ETF permits investment companies to invest in ETFs to a greater extent than normally permitted by the 1940 Act. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are unsecured debt obligations of financial institutions which are traded on exchanges and the returns of which are linked to the performance of market indices. The Fund will generally invest in ETNs which are linked to commodities indices; however, investing in ETNs is not equivalent to investing directly in index components or the relevant index itself, and the Fund would be subject to the credit risk of the financial institution issuing the ETN. Also, in an effort to increase the income of the Fund, the Fund may sell call options on securities held in the Fund. Additionally, the Fund may buy a put option on one or more securities held in the Fund in an effort to protect unrealized gains in such securities or to protect against downside losses in such securities.

The portfolio management team will determine the Fund’s asset allocation mix based upon the Adviser’s view of markets, economic cycles, and intermediate-term trends. The Adviser then implements its asset allocation mix by tactically selecting investments based upon a number of different factors, including but not limited to macroeconomic environment, business cycle, equity market fundamentals and valuation and interest rates. Also, as market changes and fundamentals dictate the Adviser will make modifications to the overall allocations within the Fund. Such modifications to the Fund’s asset allocation mix may cause the Fund to have a higher portfolio turnover rate than other mutual funds which can increase the transaction costs incurred by the Fund.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and seek to participate in the long-term growth of the financial markets.

The Adviser anticipates investing its cash balance in investments such as money market funds, repurchase agreements, commercial paper and short-term U.S. government agency and/or Treasury securities.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

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What are the Principal Securities in Which the Funds Invest?

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective. A list of securities in which a Fund may invest on a non-principal basis is located in the Statement of Additional Information (SAI), which is available upon request.

Securities	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Common Stocks	X	X	X			X
Preferred Stocks			X			X
Foreign Securities	X	X	X			X
Real Estate Investment Trusts			X			X
Treasury Securities			X	X		X
Agency Securities			X	X		X
Corporate Debt Securities			X	X		X
Mortgage-Backed Securities			X	X		X
Collateralized Mortgage Obligations			X	X		X
Asset-Backed Securities			X	X		X
Exchange-Traded Funds	X	X	X			X
Securities of Investment Companies	X	X	X	X	X	X
Credit Enhanced Securities					X
Tax-Exempt Securities					X
Taxable Municipal Securities			X	X	X
Tax Increment Financing Bonds				X	X
General Obligation Bonds					X
Special Revenue Bonds					X
To Be Announced Securities				X
Commodities						X
Options		X	X			X

EQUITY SECURITIES

Equity securities represent an ownership position in a corporation with a proportional claim on the corporation’s assets and profits, after all liabilities are accounted for. The Fund cannot predict the income it will receive from equity securities because companies generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value tends to increase directly with the value of the issuer’s business. The following describes different types of equity securities.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

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Real Estate Investment Trusts (REITs)

REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate. Income is generally not taxed at the corporate level, but passed through to shareholders. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market. Distributions to shareholders may be taxable.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

»	its principal office is located in another country; or
»	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers

American Depositary Receipts (ADRs), which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depository receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. A Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

FIXED-INCOME SECURITIES

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes different types of fixed-income securities.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (Ginnie Mae), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

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Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA).

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

A Fund treats mortgage-backed securities guaranteed by a GSE as if it was issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not eliminate it entirely or reduce market prepayment, or other risks.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all interest payments and principal pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities are most commonly issued or guaranteed by the U.S. Government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by private entities.

Collateralized Mortgage Obligations (CMO)

CMOs, including interests in real estate mortgage investment conduits (REMIC), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment, credit, and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict, and will vary among pools.

CMOs may allocate interest payments to interest only (IO) class and principal payments to principal only (PO) classes. POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like IOs and POs or even more complex products.

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To Be Announced Securities (TBAs) (A type of Delayed Delivery Transaction)

As with other delayed delivery transactions, a seller agrees to deliver a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities known as “Municipal Securities.” The market categorizes tax-exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the books.

OPTION CONTRACTS (A TYPE OF DERIVATIVE)

Option contracts (also called “options”) are rights to buy or sell a security for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of securities. The Fund may buy call options which gives the holder (buyer) the right to buy the security from the seller (writer) of the option. The Fund may also write call options on a securities in order to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the security. If the Fund writes a call option on a security that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received. The Fund also may purchase, by paying a premium, put options on a security in anticipation of a decrease in the value of the security.

CREDIT ENHANCED SECURITIES

Credit enhancement consists of an arrangement in which a company or municipality agrees to pay amounts due on a corporate or tax-exempt fixed-income security if the issuer defaults. In some cases the company or municipality providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

TAXABLE MUNICIPAL SECURITIES

Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds. Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

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TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

SPECIAL TRANSACTIONS

Investing in Securities of Other Investment Companies

The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would be borne indirectly by the Funds shareholders in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional fees and/or expenses. The Funds may invest in money market securities directly.

Exchange-Traded Funds

Certain of the Funds may also invest in ETFs. As with traditional mutual funds, ETFs generally charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating organization or NRSRO. For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the issuer’s ability to pay interest or principal when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade.

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What are the Specific Risks of Investing in the Funds?

The principal risks of investing in the Funds are described below. Additional risks applicable to the Funds are described in the Funds’ SAI, which is available upon request.

Risks	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Stock Market Risks	X	X	X			X
Credit Risks			X	X	X	X
Interest Rate Risks			X	X	X	X
Risks Related to Investing for Value			X			X
Risks Related to Investing for Growth	X	X	X			X
Risks Related to Company Size	X		X			X
Risks Related to Complex CMOs			X	X		X
Call Risks			X	X	X	X
Prepayment Risks			X	X		X
Liquidity Risks	X	X	X	X	X	X
Credit Enhancement Risks			X		X	X
Sector Risks	X	X	X		X	X
Risks of Foreign Investing	X	X	X			X
Risks of Emerging Markets	X	X	X			X
Currency Risks	X	X	X			X
Tax Risks					X
Diversification Risks					X
Exchange-Traded Funds Risks	X	X	X			X
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers	X	X	X			X
West Virginia Sector Risks					X
Manager Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Risks of Investing in Derivative Contracts and Hybrid Instruments		X	X			X
Commodity Risk						X
Risk of Investing in Real Estate Investment Trust (REITs)			X			X
LIBOR Risk				X
High Portfolio Turnover Risk						X

STOCK MARKET RISKS

»

The value of equity securities will rise and fall, and these fluctuations could be a sustained trend or a drastic movement. The portfolio of a Fund investing in equity securities will reflect changes in prices of individual stocks held in the Fund portfolio or general changes in stock valuations. Consequently, the Fund’s share price may decline.

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»

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

CREDIT RISKS

»	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
»

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

»

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

»

Credit risk includes the possibility that a party to a transaction (such as a repurchase agreement) involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

»

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline. However, market factors, such as the lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

»

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO INVESTING FOR VALUE

»

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO INVESTING FOR GROWTH

»

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

»

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

»

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

RISKS RELATED TO COMPLEX CMOS

»

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

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CALL RISKS

»

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

»	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

»

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities with higher interest rates. Conversely, prepayments due to refinancing decrease when mortgage rates increase. This extends the life of mortgage-backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage-backed securities, or decreases in prepayments of lower interest rate mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed-income securities with comparable credit risks.

LIQUIDITY RISKS

»

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

»

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment when it wants to or make it more difficult to sell or buy a security at a favorable price or time. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

»

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms or are not widely held.

CREDIT ENHANCEMENT RISKS

»

The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

SECTOR RISKS

»

Companies in similar industries may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF FOREIGN INVESTING

»

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

»

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

»

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

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»

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

RISKS OF EMERGING MARKETS

»	Investments in emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in emerging markets.
»

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Generally, countries are considered emerging markets if they are included in any one of the MSCI emerging markets indices.

CURRENCY RISKS

»

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

TAX RISKS

»

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

»	Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

DIVERSIFICATION RISKS

»

Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the West Virginia Municipal Bond Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the West Virginia Municipal Bond Fund’s share price and performance.

EXCHANGE-TRADED FUNDS RISKS

»

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below the market value of the securities in the ETF’s portfolio; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

»	Investing in ETFs may result in higher fees and expenses for a Fund, because the Fund and its shareholders will bear a pro rata portion of the ETF’s fees and expenses

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

»

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

»

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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WEST VIRGINIA SECTOR RISKS

»

Because the West Virginia Municipal Bond Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states. West Virginia’s economy is heavily dependent upon certain industries, such as coal mining, natural gas, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. See the Funds’ Statement of Additional Information (SAI) for more information on West Virginia Sector Risk.

COMMODITY RISK

»

Because a Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying Commodity (including precious metals such as gold) or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

»

A Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

MANAGER RISK

»

The Fund is actively managed and the investment techniques and security selection used by the Fund’s managers may not produce the desired results and may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

REAL ESTATE INVESTMENT TRUST (REITs)

»

Investments in REITs are subject to many of the same risks as direct investments in real estate. Generally, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. The value of a REIT may also be affected by changes in interest rates. Rising interest rates could cause the value of an equity REIT to decline. Additionally, a REIT may fail to qualify for tax-exempt status under the IRC.

LIBOR RISK

»

Certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that serves as the interest rate on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR. Currently LIBOR is anticipated to be discontinued on June 30, 2023. Any replacement rate chosen may be less favorable than the current LIBOR rates. Until it ceases publication, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. The Fund’s floating rate securities tied to a LIBOR Index are issued by US Government Sponsored Enterprises (GSEs). The GSEs are following the LIBOR transition protocol that has been established by the New York Federal Reserve Bank Alternative Reference Rates Committee (ARRC). While it is not possible to predict the effect of any replacement rates or other reforms to LIBOR on the securities held by the Fund, the Adviser seeks to invest in securities where it believes there is a well-defined transition process to an alternative rate and believes that the transition to the alternative rate will not materially impair the value of the security.

» 46	February 29, 2024 » Prospectus

Shareholder Information

What do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) and Federal Reserve wire system are open. When a Fund receives your transaction request in proper form, (as described in this prospectus), it is processed at the next determined net asset value (NAV). From time to time a Fund may purchase fixed income or foreign securities that trade in foreign markets on days the NYSE is closed. The value of a Fund’s assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed-income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board of Trustees (the Board). Pursuant to such procedures and Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as the Funds’ valuation designee to perform the fair value determinations for securities and other assets held by the Funds. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Minimum Initial Investment

The required minimum initial investment in each Fund is $1,000, unless the investment is in an Individual Retirement Account, in which case the minimum initial investment is $500. Subsequent investments in each Fund must be in amounts of at least $100. A Fund may waive the initial minimum investment from time to time.

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Trust. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

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Shareholder Information

How are the Funds Sold?

The Funds distributor, ALPS Distributors, Inc. (“Distributor”) is the principal underwriter and distributor of the Shares described in this prospectus. Under the Distributor’s contract with the Trust, the Distributor offers Shares on a continuous, best-efforts basis.

Shares of the Funds are not qualified or registered for sale in all states or jurisdictions. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Also, Shares of the Funds have not been registered for sale outside the United States. The Funds do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents.

See the WesMark Funds website located at www.wesmarkfunds.com, for further information on the states and jurisdictions where the shares of the Funds are registered.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third party administrators) whose customers are shareholders of the Fund.

Service Fees

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to investment professionals, financial intermediaries, including WesBanco Bank, Inc, for providing certain non-distribution related services to shareholders. These shareholder services can include, but are not limited to: (i) responding to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (ii) processing transactions including purchase, redemptions, and exchanges; (iii) establishing new customer accounts; (iv) maintaining separate accounts and records with respect to the Funds for each underlying customer; (v) reconciling amounts posted to each applicable customer account with the amount recorded for the account on the applicable Fund’s records; (vi) providing, upon request or pursuant to a schedule agreed to between the parties, a summary of the number of underlying customer accounts by Fund maintained by intermediary in connection with the applicable shareholder services agreement; (vii) maintaining files, i.e., processing change of addresses, adding/changing wiring instructions or systematic investment/withdrawal plans; (viii) maintaining and distributing current copies of prospectuses, shareholder reports, proxy statements and other required communications to current shareholders; (ix) responding to customers’ questions about the Funds and/or Classes; (x) preparing and transmitting to customers periodic consolidated account statements; (xi) distributing to customers dividends, capital gains or other payments authorized by each Fund; and (xii) providing other administrative services that the Funds reasonably may request, to the extent permitted by applicable statute, rule, or regulation.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Additional Payments to Financial Institutions

The Adviser or its affiliates may pay out of its own resources amounts (including items of material value) to certain financial institutions, such as broker-dealers, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds. These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under a Service Fee or Recordkeeping Fee arrangement. You can ask your financial institution for information about any payments it receives from the Adviser, Distributor or the Funds and any services provided. These payments can be made to affiliates of the Adviser, including WesBanco Securities, Inc.

» 48	February 29, 2024 » Prospectus

Shareholder Information

How to Purchase Shares

You may purchase Shares directly from the Funds by calling WesMark Funds Shareholder Services at 1-800-864-1013, through WesBanco Securities, Inc. or through an investment professional. Some types of accounts can be opened online at www.wesmarkfunds.com. The Funds reserve the right to reject any request to purchase or exchange Shares.

Directly From a Fund

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor. Not all Funds may be available for purchase in your state of residence or outside the United States. Please check with the Funds or your financial intermediary to ensure your eligibility to purchase a Fund.

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft payable to WesMark Funds in the minimum amounts described above, along with a completed and signed Account Application, to:

WesMark Funds Shareholder Services
WesBanco Bank, Inc.
One Bank Plaza, Fourth Floor
Wheeling, WV 26003

To obtain an Account Application, call 1-800-864-1013 or download one from www.wesmarkfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

Make your check payable to “WesMark Funds” and note your account number on the check (for existing shareholders only). To invest via Automated Clearing House (ACH), please contact the Funds at 1-800-864-1013 for instructions.

Payment should be made in U.S. dollars and drawn on a U.S. bank. A Fund may reject any purchase request involving a check that is not made payable to the WesMark Funds, and will reject requests to purchase shares using third-party checks, or involving temporary checks, money orders, home equity line of credit checks or credit card checks.

You will become the owner of shares and your shares will be priced at the next calculated NAV after a Fund receives your payment. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees a Fund or its transfer agent incurs.

After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at the address above.

Via Internet

You may open an account with the Funds via the Internet by completing the online application located at www.wesmarkfunds.com. Once your account is established, you also can make subsequent purchases through the Internet. To do so, you must be an existing shareholder of a Fund and your Fund account must be linked to your bank account in order to process the ACH transfer. You can establish a user ID and password to access your account at www.wesmarkfunds.com by selecting Account Login. Your user ID and password may allow you to receive your Fund statements or regulatory documents electronically if you have opted for electronic delivery of such documents. If you have questions or problems accessing your account, contact the Funds at 1-800-864-1013.

Automatic Investment Plan

The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. The minimum initial investment amount is $1,000 ($500 for IRAs) and minimum subsequent investments are $100 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next business day if the 20th is not a business day. Please call 1-800-864-1013 if you would like more information.

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Shareholder Information

Exchange

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call 1-800-864-1013 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

By Automated Clearing House (ACH)

Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the Account Application or an ACH Authorization Form. All account owners must sign the application or ACH authorization form and signatures must be Signature Guaranteed.

Retirement Investments

You may purchase shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call the Funds or your investment professional for information on retirement investments. Applications for traditional IRAs and Roth IRAs may be printed from the Funds’ website at www.wesmarkfunds.com. We suggest that you discuss retirement investments with your tax adviser. Retirement accounts may be subject to an annual administrative fee.

Through WesBanco Securities, Inc. (WSI)

Shares can be purchased through WSI, by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your purchase order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment by settlement date. You will become the owner of Shares at the next calculated NAV after the Fund receives your payment.

WSI is an affiliate of the Adviser as they are under common control by WesBanco, Inc. WSI has entered into a selling agreement with the Distributor to transact business in the Funds.

Through an Investment Professional or Brokerage Account

You may purchases shares through an investment professional or brokerage account by submitting your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment by settlement date. You will become the owner of Shares at the next calculated NAV after the Fund receives your payment.

Investment professionals should be party to a selling agreement with the Distributor. Contact a Shareholder Service Representative for instructions at 1-800-864-1013.

How to Redeem and Exchange Shares

You may redeem or exchange shares directly from a Fund or through your investment professional.

Redeem Directly From a Fund

By Telephone

You may redeem or exchange shares by calling your account representative or WesMark Funds Shareholder Services at 1-800-864-1013 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange shares by mailing a written request to a Fund. You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

» 50	February 29, 2024 » Prospectus

Shareholder Information

Send requests by mail to:

WesMark Funds Shareholder Services
WesBanco Bank, Inc.
One Bank Plaza, Fourth Floor
Wheeling, WV 26003

All requests must include:

»	Fund Name, account number and account registration;
»	Amount to be redeemed or exchanged;
»	Signatures of all shareholders exactly as registered; and
»	If exchanging, the Fund Name, account number and account registration into which you are exchanging.

Call the Fund or your investment professional if you need special instructions.

Via Internet

You may also redeem your shares via the Internet. To do so, you must have selected this option on your Account Application. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Funds at 1-800-864-1013.

Through WesBanco Securities, Inc. (WSI)

Shares can be redeemed or exchanged through WSI by visiting a WSI investment professional or by calling 1-800-368-3369. Once you have established your account with WSI, you may submit your redemption or exchange order to a WSI investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from the investment professional.

Through an Investment Professional or Brokerage Account

Submit your redemption or exchange request to your investment professional or through your brokerage account by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional. Keep in mind that investment professionals may charge you fees for their services in connection with your share transactions.

Signature Guarantees

Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

»	Your redemption will be sent to an address other than the address of record;
»	Your redemption will be sent to an address of record that was changed within the last 30 days;
»	Your redemption is payable to someone other than the shareholder(s) of record; or
»	You are exchanging (transferring) into another fund with a different shareholder registration.

A Signature Guarantee is designed to protect your account from fraud. You can obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identification information of the beneficial owner(s) or controlling person(s) of the legal entity prior to the opening of your account. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on

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Shareholder Information

your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

PAYMENT METHODS FOR REDEMPTIONS

Under normal market conditions, the Funds generally meet redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, as described below, the Funds reserve the right to honor certain redemptions with securities, rather than cash (e.g. a redemption-in-kind). The fund is more likely to use a redemption-in-kind to meet large redemption requests or during times of market stress.

Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or ACH Authorization Form, or provide written authorization signed by all account owners. These payment options require a Signature Guarantee if they were not established when the account was opened:

»	ACH Transfer – An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days.

Redemption in Kind

Although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are ACH transferred or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

»	To allow your purchase to clear (as discussed below);
»	During periods of market volatility;
»	When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
»	During any period when the Automated Clearing House or applicable financial institutions are closed, other than customary weekend and holiday closings.

If you request a redemption of Fund shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

»	When the NYSE is closed, other than customary weekend and holiday closings;
»	When trading on the NYSE is restricted, as determined by the U.S. Securities and Exchange Commission (SEC); or
»	In which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

» 52	February 29, 2024 » Prospectus

Shareholder Information

REDEMPTIONS FROM RETIREMENT ACCOUNTS

If your redemption is to be sent to an address other than the address on record (or to a recently changed address) or the payment is to be made to an alternate payee, the redemption request must be Signature Guaranteed. A notary cannot provide a Signature Guarantee. In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

EXCHANGE PRIVILEGES

You may exchange Shares of a Fund into Shares of another WesMark Fund. To do this, you must:

»	Ensure that the account registrations are identical;
»	Meet any minimum initial investment requirements; and
»	Receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

A Fund may modify or terminate the exchange privilege at any time. In addition, a Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Funds’ frequent trading policies. See “Frequent Trading Policies” below.

SYSTEMATIC WITHDRAWAL/ EXCHANGE PROGRAM

Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Funds. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of ACH transferred/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a ACH is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Online Account Access

Shareholders can opt to access their account information online. You may select this option on your account application or call 1-800-864-1013 to register. You can also set up online access through the Funds’ website at www.wesmarkfunds.com and select Account Login to establish a user ID and password. If you have questions, or problems accessing your account, contact the Funds at 1-800-864-1013.

Telephone Transactions

The Funds may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

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Shareholder Information

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Funds electronically. Please see “eDelivery” below.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-800-864-1013 or visit www.wesmarkfunds.com. You should notify the Funds at 1-800-864-1013 of any change to your eDELIVERY preferences.

DIVIDENDS AND CAPITAL GAINS

Dividends, if any, are paid to all shareholders who own a Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to be entitled to a dividend.

In addition, the Funds pay any capital gains, if any, at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you purchase shares just before a Fund record date for a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before a Fund record date for a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Your outstanding checks may be canceled and proceeds reinvested, and distribution options will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

»	Postal or other delivery service is unable to deliver checks to the address of record;
»	Dividends and capital gain distribution are not cashed within 180 days; or
»	Bank account of record is no longer valid.

Under the Federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income determined according to Generally Accepted Accounting Principles (GAAP).

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,000 or $500 for IRA accounts. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. You can elect to receive your tax statement electronically. Please see “eDelivery” above.

Fund distributions of dividends and capital gains are ordinarily taxable to you whether paid in cash or reinvested in a Fund. However, the dividend income earned from the West Virginia Municipal Bond Fund generally remains free from federal income taxes and is often free from West Virginia state taxes. Dividends are taxable as ordinary income; capital gains are classified as long-term or short-term depending upon the length of time a Fund holds its assets. Consult your tax adviser for your specific tax liability.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

» 54	February 29, 2024 » Prospectus

Shareholder Information

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of a Fund can have adverse consequences for a Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading, in significant amounts, can disrupt a Fund’s investment strategies (e.g., by requiring the Fund to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by a Fund.

The Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ Shares. Trading in the Funds’ Shares is monitored in an effort to identify disruptive trading activity. Trades into and out of the Funds are monitored within a period of 30 days or less. If, based upon the monitoring, a shareholder is deemed to have engaged in potentially disruptive frequent or short term trading of the Funds’ shares, then the shareholder will receive a letter to that effect and may be precluded from making further purchases or exchanges of the Funds’ shares. No matter how the Fund defines its limits on frequent trading of the Funds Shares, other purchases and sales of the Funds’ Shares may have adverse effects on the management of a Fund’s portfolio and its performance.

It is anticipated that a significant number of shares of the WesMark Funds will be held by accounts established with WesBanco Trust and Investment Services (WTIS). Purchase and sale decisions in such accounts are primarily made by investment officers of WTIS. Such accounts will be monitored and any instances of disruptive frequent or short term trading will be researched and addressed with management of WTIS.

The Funds’ objective is that its restrictions on short-term trading should apply to all shareholders regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares (other than the WesMark Funds).

Firms that provide administrative, custody, financial, accounting, legal, or other services to the Funds may receive nonpublic information about Funds’ portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank, or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications, and other third parties who may receive nonpublic portfolio holdings information appears in the SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider furnishing such information to be in the best interests of each Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by each Fund, the Adviser, any affiliate of the Adviser, or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The Funds’ annual and semi-annual reports, which contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com, and locate the section of the Home Page entitled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may also be accessed by calling 1-800-864-1013 or on the Funds’ website at www.wesmarkfunds.com/Recent Information and select the appropriate document. Fiscal quarter information is made available on the

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Shareholder Information

website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio information for each calendar quarter is posted on the Funds’ website within 30 days (or the next business day) after the end of the calendar quarter. The summary portfolio composition information may include, when applicable, identification of a Fund’s top ten holdings, a percentage breakdown of the portfolio by sector, or maturity range or credit quality. To access this information on the Funds’ website, locate the “Recent Information” section, then click on “Fact Sheets,” and click on the Fund name.

» 56	February 29, 2024 » Prospectus

Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, WesBanco Investment Department, which is a division of WesBanco Bank, Inc. The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is One Bank Plaza, Wheeling, WV 26003.

Adviser’s Background

The Adviser is a division of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (Corporation), a registered bank holding company headquartered in Wheeling, West Virginia. The Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania, Ohio, Indiana, Kentucky and Maryland. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services, and demand and time deposit accounts. The Adviser employs an experienced staff of professional investment analysts, portfolio managers, and traders. The staff manages the bond portfolios for the Corporation that includes government, corporate, mortgage, and municipal securities. Persons affiliated with the Adviser provide investment management services to customers of WesBanco Trust and Investment Services. The total assets of WesBanco Trust and Investment Services are valued at approximately $5.36 billion.

Advisory Fees

The Adviser receives an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets at the following rates: 0.75% of the Small Company Fund, Large Company Fund, Balanced Fund and Tactical Opportunity Fund, and 0.60% of the Government Bond Fund and West Virginia Municipal Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for each of the Funds is available in the Funds’ June 30, 2023 semi-annual report.

Portfolio Managers

Steven Kellas

Steven Kellas has been a member of the investment team for the Large Company Fund, Balanced Fund, and Government Fund since January 2013. Mr. Kellas has served as the head of the portfolio management team for the West Virginia Municipal Bond Fund since September 2006. He has been employed by WesBanco Bank since 1989, serving as Executive Vice President since February 2021, and is responsible for providing investment research and portfolio management for the Trust and Investment Services department of WesBanco Bank. Mr. Kellas is a Chartered Financial Analyst, and received a B.S. degree in Business Administration from West Liberty State College and an M.B.A. degree from Wheeling Jesuit University.

Robert McGee

Robert McGee has been a member of the investment team for the Balanced Fund, Government Bond Fund, Large Company Fund, Small Company Fund, and Tactical Opportunity Fund since June 2023, and began serving as the head of the portfolio management teams for these funds in March 2024. Mr. McGee has been employed as a Senior Vice President of WesBanco Bank since June 2023, and is responsible for providing investment research and portfolio management for the Trust and Investment Services department. Mr. McGee is a Chartered Financial Analyst, and received a B.A. degree in Business Administration from Indiana University of Pennsylvania and an M.B.A. degree from Carnegie Mellon University.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

WesMark Small Company Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$11.71	$15.66	$16.12	$12.79	$10.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.06	0.00 (1)	(0.07)	(1.36)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.20	(3.22)	3.64	6.01	2.21
Total from Investment Operations	2.26	(3.22)	3.57	4.65	2.16

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	–	–	–	–
From Net Realized Gain on Investments	(0.74)	(0.73)	(4.03)	(1.32)	–
Total Distributions	(0.78)	0.73	(4.03)	(1.32)	–
Net Asset Value, End of Year	$13.19	$11.71	$15.66	$16.12	$12.79

Total Return	19.46%	(20.56)%	23.23%	36.61%	20.32%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.22%	1.24%	1.23%	1.27%	1.26%
Net Investment Income/(Loss)	0.34%	(0.04)%	(0.47)%	(0.37)%	(0.46)%
Net Assets Value End of Year (000 omitted)	$109,656	$94,926	$119,737	$116,105	$96,185
Portfolio Turnover Rate	48%	52%	42%	52%	50%

(1)	Less than $0.005 per share.

» 58	February 29, 2024 » Prospectus

Financial Highlights

WESMARK LARGE COMPANY FUND

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$19.12	$27.41	$23.41		$19.95	$16.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.11	0.09	(0.02)		(1.66)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.06	(5.93)	6.08		6.89	4.40
Total from Investment Operations	4.17	(5.84)	6.06		5.23	4.44

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.10)	(0.09)	(0.00	)(1)	(0.02)	(0.04)
From Net Realized Gain on Investments	(1.56)	(2.35)	(2.06)		(1.75)	(1.25)
From Tax Return of Capital	–	(0.01)	–		–	–
Total Distributions	(1.66)	(2.45)	(2.06)		(1.77)	(1.29)
Net Asset Value, End of Year	$21.63	$19.12	$27.41		$23.41	$19.95

Total Return	21.94%	(21.42)%	26.06%		26.31%	26.53%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.12%	1.13%	1.12%		1.14%	1.14%
Net Investment Income/(Loss)	0.48%	0.33%	(0.09)%		0.07%	0.23%
Net Assets Value End of Year (000 omitted)	$314,262	$288,629	$402,773		$364,086	$331,238
Portfolio Turnover Rate	24%	34%	14%		27%	55%

(1)	Less than $0.005 per share.

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Financial Highlights

WESMARK BALANCED FUND

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$13.13	$14.68	$13.45	$13.31	$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.27	0.19	0.16	(0.08)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(1.24)	1.96	0.72	2.14
Total from Investment Operations	0.64	(1.05)	2.12	0.64	2.37

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.27)	(0.22)	(0.17)	(0.22)	(0.23)
From Net Realized Gain on Investments	(0.35)	(0.28)	(0.72)	(0.28)	(0.60)
Total Distributions	(0.62)	(0.50)	(0.89)	(0.50)	(0.83)
Net Asset Value, End of Year	$13.15	$13.13	$14.68	$13.45	$13.31

Total Return	4.98%	(7.19)%	15.85%	5.05%	20.30%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.24%	1.25%	1.27%	1.25%
Net Investment Income	2.01%	1.36%	1.03%	1.66%	1.74%
Net Assets Value End of Year (000 omitted)	$98,598	$99,470	$121,852	$114,766	$112,171
Portfolio Turnover Rate	24%	18%	23%	29%	31%

» 60	February 29, 2024 » Prospectus

Financial Highlights

WESMARK GOVERNMENT BOND FUND

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$7.99	$9.81	$10.08	$9.93	$9.68
Income (Loss) from Investment Operations:
Net Investment Income	0.25	0.13	0.07	0.11	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	(1.80)	(0.21)	0.23	0.27
Total from Investment Operations	0.21	(1.67)	(0.14)	0.34	0.46

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.26)	(0.15)	(0.13)	(0.19)	(0.21)
Total Distributions	(0.26)	(0.15)	(0.13)	(0.19)	(0.21)
Net Asset Value, End of Year	$7.94	$7.99	$9.81	$10.08	$9.93

Total Return	2.71%	(17.11)%	(1.35)%	3.46%	4.75%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.01%	1.02%	1.03%	1.01%
Net Investment Income	3.24%	1.51%	0.72%	1.09%	1.72%
Net Assets Value End of Year (000 omitted)	$182,552	$187,501	$242,733	$232,565	$231,959
Portfolio Turnover Rate	72%	56%	40%	51%	37%

www.wesmarkfunds.com	» 61

Financial Highlights

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.67	$10.69		$10.84	$10.67		$10.38
Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.18		0.17	0.18		0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(1.02)		(0.13)	0.18		0.30
Total from Investment Operations	0.41	(0.84)		0.04	0.36		0.50

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.18)		(0.17)	(0.19)		(0.21)
From Net Realized Gain on Investments	–	(0.00	)(1)	(0.02)	(0.00	)(1)	(0.00	)(1)
Total Distributions	(0.20)	(0.18)		(0.19)	(0.19)		(0.21)
Net Asset Value, End of Year	$9.88	$9.67		$10.69	$10.84		$10.67

Total Return	4.29%	(7.84)%		0.43%	3.48%		4.83%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.10%	1.10%		1.11%	1.10%		1.08%
Net Investment Income	2.05%	1.84%		1.61%	1.81%		1.94%
Net Assets Value End of Year (000 omitted)	$89,582	$95,597		$114,698	$119,454		$117,868
Portfolio Turnover Rate	6%	9%		15%	10%		9%

(1)	Less than $0.005 per share.

» 62	February 29, 2024 » Prospectus

Financial Highlights

WESMARK TACTICAL OPPORTUNITY FUND

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.37	$12.16	$11.95	$11.25	$10.01
Income (Loss) from Investment Operations:
Net Investment Income	0.16	0.14	0.19	0.04	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.57	(1.64)	1.45	0.91	1.56
Total from Investment Operations	0.73	(1.50)	1.64	0.95	1.66

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.09)	(0.02)	(0.13)	(0.04)	(0.11)
From Net Realized Gain on Investments	–	(0.07)	(1.30)	(0.21)	(0.31)
Total Distributions	(0.09)	(0.29)	(1.43)	(0.25)	(0.42)
Net Asset Value, End of Year	$11.01	$10.37	$12.16	$11.95	$11.25

Total Return	7.10%	(12.38)%	13.94%	8.48%	16.61%

RATIOS TO AVERAGE NET ASSETS

Net Expenses(1)	1.39%	1.43%	1.44%	1.50%	1.46%
Net Investment Income(1)(2)	1.52%	1.29%	1.45%	0.36%	0.91%
Net Assets Value End of Year (000 omitted)	$44,770	$41,132	$47,979	$45,762	$41,452
Portfolio Turnover Rate	39%	85%	78%	169%	152%

(1)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

www.wesmarkfunds.com	» 63

A Statement of Additional Information (SAI) dated February 29, 2024 is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Funds at 1-800-864-1013, or visit www.wesmarkfund.com. You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may also access fund information from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

WesMark Small Company Fund (WMKSX) Cusip 951025501

WesMark Large Company Fund (WMKGX) Cusip 951025204

WesMark Balanced Fund (WMBLX) Cusip 951025303

WesMark Government Bond Fund (WMBDX) Cusip 951025402

WesMark West Virginia Municipal Bond Fund (WMKMX) Cusip 951025105

WesMark Tactical Opportunity Fund (WMKTX) Cusip 951025600

WesMark Funds One Bank Plaza Wheeling, WV 26003 ALPS Distributors, Inc., Distributor February 29, 2023 Investment Company Act File No. 811-7925

» 64	February 29, 2024 » Prospectus

Privacy Policy & Affiliate Marketing Notice

Rev. 01/2023

FACTS	WHAT DO THE WESMARK FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

» Name and address

» Assets and account balances

» Transaction details

How?

All financial companies need to share customer personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer personal information; the reasons the WesMark Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The WesMark Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), and respond to court orders and legal investigations	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	Yes	Yes
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Mail the form below or contact us at 800-864-1013
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. [ ] Apply my choices only to me.	Mark any or all sharing you want to limit: [ ] Do not use my personal information to market to me and do not share my information with affiliates or other institutions to market to me.
	Name	Mail to: WesMark Funds 1 Bank Plaza Wheeling, WV 26003
Address

City, State, Zip
Account #(s)
Questions?	Call 1-800-864-1013

NOT PART OF THE PROSPECTUS

Privacy Policy & Affiliate Marketing Notice

Who we are
Who is providing this notice?	WesMark Funds, WesBanco Bank, Inc., WesBanco Bank Community Development Corporation, WesBanco Securities, Inc., WesBanco Insurance Services, Inc., and WesBanco Title Agency, LLC
What we do
How do The WesMark Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do The WesMark Funds collect my personal information?

We collect your personal information, for example, when you

» Open an account

» Provide identifying information

» Execute securities transactions

We also collect your personal information from affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

» sharing for affiliates’ everyday business purposes — information about your creditworthiness

» affiliates from using your information to market to you

» sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. » Our affiliates include companies with a WesBanco name such as WesBanco Bank, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. » WesMark does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. » WesMark does not share with nonaffiliates so we can market to you.

NOT PART OF THE PROSPECTUS

WESMARK FUNDS

WesMark Small Company Fund (WMKSX)

WesMark Large Company Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Tactical Opportunity Fund (WMKTX)

Statement of Additional Information

February 29, 2024

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus of the WesMark Funds dated February 29, 2024.

This SAI incorporates by reference the Funds’ Annual Report. Obtain the Prospectus and the Annual Report without charge by calling 1-800-864-1013 or by going to the Funds’ website at www.wesmarkfunds.com.

CONTENTS:	PAGE:
Fund Organization and History	1
Investment Strategies and Risks	1
Fundamental Investment Objectives and Policies	20
What Do Shares Cost?	23
How Are the Funds Sold?	24
Purchases in-Kind	25
Redemption in Kind	26
Massachusetts Partnership Law	26
Account and Share Information	26
Tax Information	27
Management of the Funds	29
Board of Trustees	29
Investment Adviser	33
Portfolio Manager Information	34
Voting Proxies on Fund Portfolio Securities	35
Disclosure of Portfolio Holdings	36
Services Providers	38
Fees Paid by the Funds for Services	39
How do the Funds Measure Performance?	41
Financial Information	45
Addresses	45
Appendix: Investment Ratings	A-1

FUND ORGANIZATION AND HISTORY

How Are The Funds Organized?

WesMark Funds (Trust) is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on March 1, 1996. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust currently offers five diversified portfolios: WesMark Small Company Fund (Small Company Fund), which prior to July 23, 2021 was known as the WesMark Small Company Growth Fund, WesMark Large Company Fund (Large Company Fund), which prior to July 23, 2021 was known as the WesMark Growth Fund, WesMark Balanced Fund (Balanced Fund), WesMark Government Bond Fund (Government Bond Fund), and WesMark Tactical Opportunity Fund (Tactical Opportunity Fund); and one non-diversified portfolio, WesMark West Virginia Municipal Bond Fund (West Virginia Municipal Bond Fund). The Funds’ investment adviser is WesBanco Investment Department, a division of WesBanco Bank, Inc. (Adviser).

INVESTMENT STRATEGIES AND RISKS

Securities in Which the Funds Invest

In pursuing their investment strategy, one or more of the Funds may invest in the following securities for any purpose that is consistent with their investment objective. Investments in which a Fund can principally invest are described in the Prospectus. The following table indicates which types of securities are a:

P = Principal investment of a Fund;

A = Acceptable (but not principal) investment of a Fund; or

N = Not an acceptable investment of a Fund.

Securities	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Common Stocks	P	P	P	N	N	P
Preferred Stocks	A	A	P	N	N	P
REITs	A	A	P	N	N	P
Warrants and Rights	A	A	A	N	N	A
Treasury Securities	A	A	P	P	A	P
Agency Securities	A	A	P	P	A	P
Corporate Debt Securities	A	A	P	P	N	P
Commercial Paper	A	A	A	A	A	A
Bank Instruments	A	A	A	A	A	A
Mortgage-Backed Securities	N	N	P	P	N	P
Collateralized Mortgage Obligations (CMO)	N	N	P	P	N	P
Asset-Backed Securities	N	N	P	P	N	P
Zero Coupon Securities	A	A	A	A	A	A
Credit Enhancement	A	A	A	A	P	A
Convertible Securities	A	A	A	A	N	A
Tax-Exempt Securities	N	N	A	A	P	A
Taxable Municipal Securities	N	N	P	P	P	A

Foreign Securities	P	P	P	A	N	P
Depositary Receipts	A	A	A	A	N	A
Foreign Exchange Contract	A	A	A	A	N	A
Derivative Contracts	A	A	A	A	A	A
Futures	A	A	A	A	A	A
Options	A	A	A	A	A	A
Swap	A	A	A	A	A	A
Repurchase Agreements	A	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A	A
To Be Announced Securities	A	A	A	A	N	A
Dollar Rolls	A	A	A	A	N	A
Hybrid Instruments	A	A	A	A	A	A
Securities Lending	A	A	A	A	A	A
Other Investment Companies	P	P	P	P	P	P
Exchange-Traded Funds	P	P	P	A	A	P

EQUITY SECURITIES

Common Stocks

Common stocks represent a proportional ownership interest in a company and are the most typical form of equity security. Holders of common stocks may receive a portion of the issuer’s earnings in the form of dividends which are generally only paid after the issuer pays its creditors and any preferred stockholders, and generally at the issuer’s discretion, making the receipt of income unpredictable. Common stocks are usually regarded as offering greater potential for appreciation than many other types of securities because their value may increase with the value of the issuer’s business. As a result, changes in an issuer’s earnings may directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks may also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock and the Funds may treat redeemable preferred stock as a fixed-income security. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, preferred stocks are not a liability of the issuer and do not offer as much protection of capital or assurance of continued income as investments in a corporation’s debt securities.

Real Estate Investment Trusts (REITs)

REITs are companies that own, and usually operate income-producing real estate, or finance commercial real estate. Income is generally not taxed at the corporate level, but passed through to shareholders. Such tax requirements limit a REIT’s ability to respond to changes in the real estate market. Distributions to shareholders may be taxable.

Warrants and Rights

Warrants and rights give a Fund the option to buy the issuer’s equity securities at a specified price (the exercise price) before a specified future date (the expiration date). Both may become worthless if the price of the stock does not exceed the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights and warrants are very similar, except companies typically issue rights to existing stockholders.

FIXED-INCOME SECURITIES

A fixed-income security is a company’s or government’s promise to pay a certain amount (interest or dividends) to borrow a certain amount (principal) and to repay the principal at a future date (maturity date). The value of a fixed income security will vary with the fluctuation of current interest rates; if interest rates rise, the value of a fixed income security will decline; if interest rates decline the value of a fixed income security will rise. Current yield is the ratio of annual income divided by the current value, and yield to maturity additionally takes into consideration the length of time to maturity and the amortization of any discount or premium to face value at maturity. Fixed income securities may be “called” or redeemed prior to the stated maturity date and securities issued by less well capitalized companies or governments will generally have a higher interest rate.

The following describes the different types of fixed-income securities not described in the Prospectus or expands on the description provided in the Prospectus.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include, but are not limited to, the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds. Investors generally regard agency securities as having low credit risks, but not as low as Treasury securities.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Tennessee Valley Authority in support of such obligations.

Since 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA).

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008 both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or rating services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

Corporate Debt Securities

Corporate fixed-income securities are issued by corporations. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers based on a company’s financial circumstances.

Credit risk of an issuer’s debt security may also vary based on its priority for repayment. This means that the issuer might not make payments on lower ranking or subordinated securities while continuing to make payments on higher ranking or senior securities. In the event of bankruptcy, holders of senior securities may receive payments whereas holders of subordinated securities may not. Some subordinated securities permit the issuer to defer payments under certain circumstances.

Commercial Paper

Commercial paper is an issuer’s obligation to repay a principal amount within less than nine months, and is used to pay for current expenditures. Most issuers constantly reissue or rollover their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and bankers’ acceptances.

Mortgage-Backed Securities (MBS)

Mortgage-backed securities represent interests in pools or groups of mortgages with similar interest rates, maturity dates, and other terms. The mortgages may carry fixed interest rates or may be adjustable rate mortgages (ARM). The simplest form of a MBS is the pass-through certificate, whereby certificate holders receive a pro rata share of all principal and interest payments, as well as any principal prepayments on the pool of underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs are more complicated mortgage backed securities that allocate payments and prepayments from an underlying mortgage pool among holders of different classes or tranches of the CMO. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

•	Sequential CMO - In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.
•	PACs, TACs and Companion Classes - More sophisticated CMOs include planned amortization classes (“PACs”) and targeted amortization classes (TAC). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.
•	IOs and POs - As discussed in the Prospectus, CMOs may allocate interest payments to one class (Interest Only or IO) and principal payments to another class (Principal Only or PO). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.
•	Floaters and Inverse Floaters - Another variant allocates interest payments between two additional classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
•	Z Classes and Residual Classes - CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMIC) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset-Backed Securities

Asset-backed securities are payable from pools of obligations other than mortgages, such as consumer or commercial debts. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities may have credit, interest rate, and prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Instead zero coupon securities are purchased at a price below the amount payable at maturity With the difference between the purchase price and maturity value representing the interest earned on the zero coupon security. The value of a zero coupon security will fluctuate in value based on current interest rates and the length of time to maturity.

Credit Enhancement

Credit enhancement occurs when a company agrees to pay amounts due on a fixed-income security if the issuer of the security defaults. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. The Adviser evaluates both the company providing the credit enhancement as well as the underlying issuer when considering a security with some form of credit enhancement. Generally, some form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security. Downgrading the rating of, or a financial crisis experienced by, a credit enhancement provider can negatively affect the market value of an issuer’s securities.

•	Municipal Bond Insurance - The Funds may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities (Policy or Policies). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund. The premiums for the Policies may be paid by the Funds and the yield on the Fund’s portfolio may be reduced thereby.

Each Policy guarantees the payment of principal and interest on the municipal securities it insures. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make the missing payment after being notified by the Fund. The issuer of the Policy will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund’s portfolio, nor may the issuer of the Policy cancel their Policies for any reason except failure to pay premiums when due.

Rating agencies evaluating the ratings on bonds held in a Fund’s portfolio take the credit quality of the insurance company into consideration when determining the rating of a bond. If an insurance company experiences a negative financial event, such as bankruptcy, the rating of the insurance company is adversely affected and the rating of any bond insured by the company is downgraded as well.

Convertible Securities

Convertible securities (either stock or bonds) are securities that may be exchanged for a certain number of shares of the underlying company at a specified conversion price, possibly realizing additional returns if the market price of the equity securities exceeds the conversion price.

Convertible securities generally have lower yields than comparable fixed-income securities, and are usually issued with a conversion price that exceeds the market value of the underlying equity securities at the time of issuance. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Tax-Exempt Securities

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities, and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

•	Special Revenue Bonds - Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.
•	General Obligation Bonds - General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
•	Tax Increment Financing Bonds - Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.
•	Variable Rate Demand Instruments - Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their stated maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.
•	Municipal Leases - Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Funds may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COP). However, the Funds may also invest directly in individual leases.

•	Municipal Notes - Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Taxable Municipal Securities

Although many Municipal Securities are exempt from federal income tax, the Funds may invest in taxable municipal securities, such as Build America Bonds. Build America Bonds are taxable bonds issued by state and local governments to fund capital projects for which they otherwise could issue tax-exempt bonds. Issuers of these bonds receive a direct federal subsidy payment for a portion of their borrowing costs equal to 35 percent of the coupon interest paid to investors.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

•	its principal office is located in another country; or
•	the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary receipts represent interests in underlying shares issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. American Depositary Receipts (ADR) are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDR), Global Depositary Receipts (GDR), and International Depositary Receipts (IDR), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Funds may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. The Funds may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund’s exposure to currency risks.

DERIVATIVE CONTRACTS

To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a designated security, commodity, currency, index, or other asset or instrument (collectively a “Reference Instrument”).

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the Reference Asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Funds can buy or sell financial futures (such as interest rate futures, index futures and security futures) as well as currency futures and currency forward contracts.

OPTION CONTRACTS

Option contracts (options) are rights to buy or sell a Reference Asset usually a stock for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of stocks.

A Fund may buy and/or sell the following types of options:

Call Options

A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

•	Buy call options on a Reference Asset in anticipation of an increase in the value of the stock; and
•	Sell call options on a Reference Asset to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying Reference Asset. If a Fund writes a call option on a Reference Asset that it owns and that call option is exercised, a Fund must deliver the Reference Asset to the buyer and foregoes any possible profit from an increase in the market price of the Reference Asset over the exercise price plus the premium received.

Put Options

A put option gives the holder the right to sell the Reference Asset to the writer of the option. A Fund may use put options in the following ways:

•	Buy put options on a Reference Asset in anticipation of a decrease in the value of the Reference Instrument; and
•	Write put options on a Reference Asset to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Asset. In writing puts, there is a risk that a Fund may be required to take delivery of the Reference Asset when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

SWAP CONTRACTS

A swap contract (swap) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from and underlying Reference Asset. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the underlying Reference Asset. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that a Fund may use include interest rate swaps, cap and floor swaps, total return swaps, credit default swaps, and currency swaps.

SPECIAL TRANSACTIONS

Repurchase Agreements (Repo)

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. Repurchase agreements are subject to credit risks.

The Funds’ custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Reverse Repurchase Agreements (Reverse Repo)

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBA)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Dollar Rolls

Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Securities Lending

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Segregation

Should the Funds engage in any transactions with respect to derivatives that create a future payment obligation of a Fund, the Fund will comply with all rules and regulations of the Investment Company Act of 1940 (the “1940 Act”) with regard to asset segregation. Such rules and regulations may require the Fund to set aside cash or readily marketable securities equal to its future net payment obligation.

OTHER INVESTMENT COMPANIES

The Funds may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with these investments. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

EXCHANGE-TRADED FUNDS

Certain of the Funds may also invest in exchange traded funds (ETF). As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are generally traded on a stock exchange. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage commissions to buy and sell ETF shares.

HEDGING

Hedging transactions are intended to reduce specific risks. To protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may be allowed to buy or sell a derivative contract that would normally increase in value under the same circumstances. The Funds may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Funds may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized statistical rating services (NRSRO). For example, Standard and Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment-grade. See the Appendix for the rating agency definitions.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in its prospectus. Additional risk factors are outlined below.

Risks	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund
Active Management Risk	X	X	X	X	X	X
Interest Rate Risks	X	X	X	X	X	X
Credit Risks	X	X	X	X	X	X
Call Risks			X	X	X	X
Commodity Risk						X
Leverage Risks	X	X	X	X	X	X
Risks Related to Company Size	X	X	X			X
Risks of Foreign Investing	X	X	X	X		X
Currency Risks	X	X	X	X		X
Risks of Investing in Derivative Contracts and Hybrid Instruments	X	X	X	X	X	X
Liquidity Risks	X	X	X	X	X	X
Exchange-Traded Funds Risks	X	X	X	X	X	X
Tax Risks			X	X	X
West Virginia Risks					X
LIBOR Risk				X
High Portfolio Turnover Risk						X

Active Management Risks

•	The Fund portfolios are actively managed by portfolio managers and portfolio investment decisions may be biased or affected by non-market related factors, for example choosing to overweight a sector that subsequently underperforms.

Interest Rate Risks

•	Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. The opposite is true when interest rates decline.
•	Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks

•	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
•	Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.
•	Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

•	Credit risk includes the possibility that a party to a transaction, such as a derivative transaction, involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Call Risks

•	Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
•	If a fixed-income security is called, a Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Commodity Risk

•	Investments in instruments (including ETFs) whose performance is linked to the price of an underlying commodity (including precious metals such as gold) or commodity index, may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions, and the fact that commodity prices may have greater volatility than investments in traditional securities.

•	A Fund’s investment in commodities could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in commodities in an effort to continue to qualify as a RIC. However, there are no assurances it will be successful in doing so.

Leverage Risks

•	Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Risks Related to Company Size

•	Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
•	Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

Risks of Foreign Investing

•	Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
•	Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

•	Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Currency Risks

•	Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.
•	The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Investing in Derivative Contracts and Hybrid Instruments

•	The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price, thus involving additional payments by the Funds; 4) possible adverse tax consequences; 5) possible unforeseen redemption request by a derivative counter party increasing possible portfolio losses or costs, or preventing a Fund from implementing its investment strategy; and 6) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Liquidity Risks

•	Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade, have CMOs with complex terms, or are not widely held.
•	These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
•	Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
•	OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Exchange-Traded Funds (ETF) Risks

•	An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

West Virginia Investment Risks

Because it is invested primarily in securities issued by the State of West Virginia, its local governments and their agencies, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and the financial conditions of the state and local government and agencies.

As of July 1, 2023, West Virginia had approximately 1,775,071 citizens, an approximate 4.2% decrease from 1,852,994 in 2010, compared to an approximate 7.4% increase nationally. The 65+ age group made up 21.2% of the state’s population as of July 1, 2023, making it the third oldest in the nation behind Florida and Maine. As of July 1, 2022, of the state’s citizens over 25 years old, 88.4% had completed high school or an equivalency program, and 22.7% had obtained a bachelor’s degree, compared to national figures of 89.8% and 34.98%, respectively. As of July 1, 2023, 78.8% of West Virginia’s citizens were under the age of 65 with 19.8% being under 18 years old and 5% under 5 years old. The state’s median household income as of July 1, 2023, was $54,329, compared to a national median household income for 2023 of $75,143.

In 2023, West Virginia ranked second in the nation in coal production. The state collected a total of $972.062 million in severance taxes, an increase from the $792.655 million collected in 2022, with $298.674 million of that money being from coal. The state is projected to collect $633 million in severance taxes in 2024. The state is one of the largest producers of oil and natural gas east of the Mississippi River. Oil and natural gas severance taxes collected in 2023 were approximately $595.080 million. In 2022, West Virginia ranked 4th nationally in natural gas production with a production of nearly 2.8 trillion cubic feet. Oil production in 2020 exceeded an all-time high of 20 million barrels, more than ten times greater than production a decade earlier. Oil production in 2021 saw a slight dip from the record year in 2020 with West Virginia producing 18.2 million barrels. Production in 2022 dipped further to around 18.1 million barrels that year. These dips are attributed to high energy prices. As of October 2023, West Virginia was producing an average of 53,000 barrels a day, and the state was on pace for a potential total production of nearly 19 million barrels for the year. West Virginia ranked 14th nationally in oil production for 2023. High energy prices in 2022 and 2023 have contributed to the state’s increase in severance tax revenue. West Virginia’s severance tax revenue for natural gas in fiscal year 2023 was up to more than $551 million compared to approximately $396 million in fiscal year 2022. West Virginia remains a net supplier of electricity to the regional grid, ranking 34th in net electrical generation in September 2022. West Virginia produces nearly 5% of the nation’s total energy and ranked 7th in total energy consumption per capita in 2022, mainly from coal production.

West Virginia is an energy state due to its abundant natural resources and business climate for energy-related companies. When economically feasible, the natural gas industry has potential for continued growth resulting from increased industry interest in the Marcellus Shale, a deep natural gas play running from southwestern New York through western Pennsylvania, north central West Virginia and parts of Ohio, made more accessible in recent years due to the development of enhanced drilling technologies. Previously, the job growth from natural gas extraction had slowed down as a consequence of crude oil prices reducing the cost for traditional sources of energy and, thus, reducing the profitability of natural gas sourced from hydraulic fracturing, the primary method for extracting natural gas in the Marcellus Shale. In 2019, the natural gas production rapidly increased 20% higher than 2018 totals, and such growth continued during 2020. By 2021, the state was the fifth highest producing state for natural gas, and as of 2023, West Virginia is the fourth largest U.S. natural gas producer, producing nearly 10% of the nation’s natural gas.

Coal production has been the state’s chief commodity in the energy sector and an important driver of economic activity in the state, but natural gas is becoming a larger part of the sector. The coal industry continues to face regulatory risks related to concerns about climate change and water quality as well as production challenges stemming from judicial interpretations of existing laws and scientific contentions regarding the toxicity of previously thought benign materials. In particular, the industry is facing the prospect of increased restrictions on surface mining techniques that are intended to protect water quality. According to the West Virginia University Bureau of Business and Economic Research (“WVBBER”), production in the coal industry plummeted due to the combined effects of rapid declines in domestic demand from power plants. As a result, West Virginia saw lower levels of coal production and a reduction in jobs and income growth over the past decade. Between mid-2016 and mid-2018, coal production in West Virginia rebounded due to an increase in export demand for both metallurgical and thermal coal. However, West Virginia’s coal production decreased by 27.9% to 67.2 million short tons (MMst) from 2020 to 2019, following the trend across the United States, where the overall coal production decreased by 24.2% to 535.4 MMst from 2019 levels. Coal production rebounded in the state in 2021 increasing 16.8% over 2020 to 78.5 MMst, more than double the national trend of 7.8% growth over 2020. Coal production rose again in 2022 to 83 MMst. The WVBBER expects that there will be similar year-to-year volatility in production going forward as domestic demand for West Virginia’s coal continues to decrease and reliance on global coal trade rises. With the rebound in coal production in mid-2018, West Virginia saw an increase of approximately 740 coal industry jobs from 2017 with a total number of 13,962 coal-mining jobs, and the total number of coal-mining jobs remained relatively stable at 13,988 jobs in 2019. However, the total number of coal-mining jobs decreased to 11,418 in 2020, to 10,329 in 2021, and to 10,219 in 2022. This represents the fewest number of coal jobs West Virginia has had since 1890.

West Virginia is a leading producer in the forest products industry, providing approximately 30,000 jobs within the state and contributing $3.2 billion, directly and indirectly, to the state’s economy. Additionally, in his contribution to the West Virginia Economic Outlook 2022-2026 published by the WVBBER, the West Virginia Agricultural Commissioner reported that West Virginia leads the nation in small, family-owned and operated farms. In 2022, West Virginia had 22,500 primarily family-owned and operated farms, an increase from 22,300 in 2021 and slight decrease from 22,800 in 2020. In 2022, the state ranked 18th in broilers production, 12th in turkey production, and 9th in trout production nationally.

The state’s economy also includes technology-based businesses, including a growing number of companies operating in aerospace, biometrics, biotechnology, chemical and polymers, and information technology. The state is also dependent on governmental, health, and similar service industries; in many rural counties in the state, the hospitals and the local school boards are the primary employers. Tourism is a significant industry in the state, a major portion of which is represented by outdoor-related recreational opportunities, including hunting, fishing, state parks and forests, wildlife viewing, whitewater rafting, climbing, and recreational boating. West Virginia had a record-breaking tourism year in 2022, with $4.9 billion in traveler spending, $1.3 billion in earnings, and an estimated $7 billion in overall economic impact. Traveler spending represented a 17% increase compared to pre-pandemic numbers and is far higher than the nation’s overall 1% post-pandemic tourism recovery. The tourism boom of 2022 produced over 44,400 jobs and generated approximately $754 million in state tax revenue. State park annual revenue reached $34 million in 2022, a steep increase from $19 million in 2015. From 2017 to 2022, self-sufficiency of the state’s parks has increased with 10 parks now at 95% or greater sufficiency.

Between early-2013 and late-2018, West Virginia saw a decline in employment of nearly 22,000 jobs. However, the total employment increased in 2019 and at the beginning of 2020, and the unemployment rate in the state steadily decreased from 5.1% in November 2019 to 4.9% in February 2020. On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency as a new strain of coronavirus (COVID-19) spread globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic. On March 18, 2020, Governor Jim Justice declared West Virginia under a state of emergency, which was terminated on January 1, 2023. As a consequence of the COVID-19 pandemic, the unemployment rate escalated to nearly 16% over a two-month period in early-2020, reaching the highest rate observed since the Great Depression in the 1930s. However, the unemployment rate fell significantly in mid-2020 as the pandemic lockdowns eased, and the unemployment rate rebounded to 6.4% as of October 2020, compared to a 5% unemployment rate observed pre-pandemic. In November 2023, the unemployment rate was 4.2%, which is above the national average of 3.7% as of December 2023. Personal income in West Virginia increased 2.5% from the third quarter of 2022 to the third quarter of 2023, compared to the national increase of 3.5% for the same period.

Of the total wages in West Virginia in 2021, manufacturing accounted for 7%, natural resources and mining accounted for 3%, construction accounted for 5%, trade, transportation and utilities accounted for 18%, professional and business services accounted for 10%, financial activities accounted for 4%, leisure and hospitality accounted for 10%, education and health services accounted for 19%, total government accounted for 21%, information accounted for 1%, and other services accounted for 2%.

According to the WVBBER, the forecast for the state calls for employment growth ending in 2025, at a rate of 1.0% per year, compared to the forecasted average rate of 2.1% per year employment growth for the United States. The construction sector had previously contributed to a majority of the state’s job growth between mid-2017 and early-2019 due to increased activity over the past years from several natural gas pipeline construction projects throughout the state. Many of these projects were recently completed or delayed by legal and regulatory challenges, resulting in the loss of several thousand jobs in construction and related sectors. Dominion Energy and Duke Energy canceling the Atlantic Coast Pipeline (ACP) project in July 2020 resulted in a setback for the energy sector. The project had been met with numerous legal challenges, as well as regulatory reviews and administrative delays, causing costs to rise from $4.5 billion to $8 billion over the six-year period of the project. Berkshire Hathaway purchased Dominion’s midstream assets following the project’s cancelation and effectively ended the ACP project at least for the time being. The Mountain Valley Pipeline (MVP) was also delayed, facing many of the same legal and regulatory challenges as ACP, but has since been able to resume construction as a result of federal legislation ratifying and approving all permits necessary for the completion and initial operation of the MVP. The Roads to Prosperity program bolstered the sector’s performance, particularly large-scale projects such as the phased re-construction of I-70 and several bridges throughout the state. Many projects moved forward in 2022 and 2023 after further funding allocation through state bond purchases, and continued investment from out-of-state entities.

Small businesses are growing rapidly in West Virginia with the help of the state’s Economic Development Authority (“EDA”) providing small loans to support these businesses as they establish themselves and expand their presence in the state. NorthStar Technologies serves a vital role in the aviation industry in the state to repair engines, inspect and maintain parts, and gather teams to work in the field on aircrafts. Skana Aluminum is now providing jobs to 64 employees and has more than doubled its production capacity. Bullock Distillery, WV Great Barrel Company, LLC, Mister B Snacks, LLC, Medley Fork Properties, LLC and several more have expanded their business footprint with the partnership of EDA and continue to create additional jobs throughout the state.

Generally, the state continues to work toward diversification of its economy and improvement of its roads and other infrastructure. Both efforts have yielded success in recent years. The West Virginia Department of Economic Development, formerly the West Virginia Development Office (“Development Office”), is responsible for strengthening current industries and recruiting new industries to the state. Such target industries include energy and environmental technology, shared services, biotechnology, and information technology, which have established a strong presence in the north-central portion of the state. Through the efforts of the Development Office, the state attracted the placement of a Macy’s fulfillment center in Berkeley County in 2012, which created approximately 6,000 permanent jobs and seasonal jobs. In 2013, the Development Office was able to attract additional commercial and industrial projects, including the expansion of Allevard Sogefi’s and Gestamp’s manufacturing operations in West Virginia, which created over 500 new jobs. In 2015, Proctor & Gamble Co. announced the construction of a manufacturing facility in Berkeley County. As of September 2021, Proctor & Gamble Co. employed over 1,400 permanent and temporary employees. In addition to employees, there are estimated 800 suppliers and contractors working at Proctor & Gamble Co.’s 458-acre campus. In 2019, a software and technology solutions provider, Sparksoft Corporation, opened an office in Fairmont, West Virginia, creating 30 new jobs. In addition to Clorox building two manufacturing facilities in West Virginia in early 2020, Clorox announced plans to build another manufacturing facility to produce Fresh Step and Scoop Away cat litter in Berkeley County. Starting with 100 employees, this manufacturing facility produced its first bag of cat litter in October 2022.

In January 2022, an announcement was made that Nucor Corporation plans to build a $2.7 billion steel sheet mill on 1,300 acres of land in Mason County. Nucor announced that the mill will bring 800 full-time jobs to the area, and 1,000 construction jobs while it is being built. Construction on the mill is expected to last two years, with doors opening in 2024. In January 2022, West Virginia officials announced that GreenPower Motor Company Inc. signed an agreement with the State to lease/purchase a 9.5-acre manufacturing facility in Kanawha County, where the company will produce zero-emission, all electric school buses. The operation is expected to bring up to 200 new jobs to the area with the potential workforce to reach up to 900 new jobs when full production is reached by the end of 2024. In December 2022, Form Energy, Inc. announced it would partner with the state to build its first iron-air battery manufacturing facility in a 55-acre property in the City of Weirton located in the northern panhandle. The project is a $760 million investment and expected to create a minimum of 750 new full-time jobs. Once the facility reaches full production, the total economic impact could be nearly $500 million a year. The north central areas of West Virginia expect to see continued commercial growth and development activity in the future.

Significant business developments of 2023 included the announcements of Treplar, a pioneering joint venture between Klarpet of Turkey and Triton International Enterprises of the United States, which will develop a state-of-the-art food packaging facility in Berkeley County. The $50 million investment is projected to result in more than 600 high-paying jobs at the conclusion of its expansion. Omnis Fuel Technologies will invest $800 million in the Pleasants Power Plant and create an estimated 600 jobs. Omnis Fuel specializes in developing, licensing, and commercializing innovative technologies to aid sustainable energy production. Fidelis New Energy, LLC (Fidelis) has selected Mason County as the site for a lifecycle carbon-neutral hydrogen production facility – The Mountaineer GigaSystem and the Monarch Cloud Campus for data centers powered by net-zero hydrogen. Mountaineer will implement the proprietary FidelisH2 technology that enables hydrogen production with zero lifecycle carbon emissions from a combination of natural gas, carbon capture, utilization, and sequestration (CCUS) and renewable energy. Niterra North America Inc., formerly known as NGK Spark Plugs U.S.A. Inc., will commence construction at Niterra's Sissonville, West Virginia campus, marking a significant milestone in their expansion efforts. This investment will enhance their operations and reinforces their dedication to the State of West Virginia. UNDBIO, a South Korean pharmaceutical company that provides diabetic care solutions, has secured a lease with West Virginia University to build an insulin manufacturing facility in Morgantown. The company will create 200 jobs within the first three years and invest $100,000,000 in phase one of the project. On January 3, 2024, LG Electronics announced a strategic initiative to grow new business ventures in West Virginia to advance the development of new technologies for “renewable energy, healthcare, and industries of the future.” Further details of the investment are forthcoming, but initial announcements indicate LG will invest $700 million in the state over the next five years and will create approximately 275 high-skilled jobs.

West Virginia has focused considerable efforts on infrastructure, including roads, schools, water, and sewer. West Virginia has received approximately $678 million in funding from the American Rescue Plan Act following COVID-19. The funds are intended to be used by state and local governments to improve infrastructure, specifically water, sewer, and broadband internet, and reinvest in emergency service providers. During fiscal year 2022, the West Virginia Water Development Authority closed 119 loans and grants, totaling $145 million to communities for water, wastewater, and economic development projects. The West Virginia Water Development Authority established a Design Loan Program in 2020, and closed 21 design loans through June 30, 2022, totaling $10,639,459.00. As of June 30, 2023, the Authority has $259,020,000.00 in bonds principal outstanding. Since 1986, the state has issued over $3.6 billion in bonds for school buildings and improvements, higher education improvements, and for economic development, to be repaid from lottery proceeds. Passage of a bill during the 2017 legislative session increased the amount of Surface Transportation Improvements Special Obligation Notes (GARVEEs) for interstate and highway construction that may be outstanding from $200 million to $500 million. GARVEEs were issued in 2017 in the amount of $219,985,000 and in 2018 in the amount $78,810,000 of which $92,900,000 has been repaid and $205,895,000 remain outstanding as of January 1, 2023. In October 2017, West Virginia voters approved a $1.6 billion general obligation road bond to provide funding for new construction and road improvements in the state. In June 2018, the state successfully issued $800 million in general obligation road bonds with proceeds dedicated to a series of major road projects that commenced in fiscal year 2019. In December 2019, the state issued $600 million in general obligation road bonds with proceeds dedicated to a series of major road projects that commenced in fiscal year 2020. In June 2021, the state issued $200 million in general obligation road bonds as the last series of general obligation bonds in connection with the Roads to Prosperity program. According to Governor Justice, as of November 2023, over 1,200 of the 1,263 projects through the Roads to Prosperity Program have been completed. Since March 2019, the West Virginia Department of Transportation has completed more than $1.2 billion in highway maintenance projects, including patching on nearly 89,000 miles of roadway, more than 34,000 of ditching, and over 190,000 miles of mowing along the state’s highways. The Small Business Administration West Virginia District Office made loans to West Virginia business owners in fiscal year 2023 totaling $53.78 million.

West Virginia made tax reductions in the past decade through state legislative action or by incorporation of federal law to include income deductions for bonus depreciation, including the elimination of the sales tax on food, and a reduction in the Corporation Net Income Tax rate to 6.5%. It is estimated that over the course of a decade, businesses will see over a 70% net reduction in Corporation Net Income Tax. Furthermore, in 2015, West Virginia eliminated its Business Franchise Tax and implemented an indexed family tax credit based upon family size and federal poverty guidelines to eliminate the Personal Income Tax on families with income below the federal poverty guideline. West Virginia has also eliminated its Corporate Charter Tax, Telecommunications Tax, and Business Registration Fee renewal requirement. In 2021, the West Virginia State Legislature considered, but ultimately did not pass, a bill to eliminate the state’s personal income tax. In his 2023 State of the State address, Governor Justice renewed his push for personal income tax reform, asking the West Virginia State Legislature to adopt a plan that would reduce income tax by 30% in 2023, 10% in 2024, and 10% in 2025. In 2022, the general multi-state corporation apportionment formula for income tax purposes changed, such that payroll and property will no longer be considered. This means that certain corporations with property or payroll in West Virginia may increase their physical presence in the state without experiencing a direct marginal increase in tax liability. Certain businesses generating new jobs also may be able to obtain tax credits to offset up to 100% of state business taxes.

In 2003, the Legislature enacted changes to the workers’ compensation and medical professional liability laws to alleviate the strain that these two matters place on the state’s economy. On January 1, 2006, the state workers’ compensation program became a privatized entity, BrickStreet Mutual Insurance Company, now known as Encova Mutual Insurance Group. Moreover, in July 2008, the state opened up the workers’ compensation market for full competition with other insurance carriers. After permitting such full competition, three hundred twenty-five (325) carriers have filed to provide workers’ compensation insurance to West Virginia insureds. Since these reforms were instituted, the workers’ compensation arena has enjoyed approximately $446 million in premium savings, and there has been a 81.3% loss cost reduction. Before workers’ compensation was privatized, the unfunded liability of the Worker’s Compensation Fund was over $3 billion. The Workers’ Compensation Old Fund’s deficit balance was eliminated during fiscal year 2022 and had a net asset balance of $7 million as of June 30, 2023.

For several years, West Virginia saw declining general revenue collections, but there was an increase in general revenue collections in fiscal year 2018 due to gains in consumer sales and use taxes, business and occupation taxes, and personal income taxes. However, the economic impact of the COVID-19 pandemic had a dramatic impact on such collections, and West Virginia experienced decreases in tax revenues, including substantial decreases in personal income tax revenue and business tax revenue in fiscal year 2020. West Virginia made a significant recovery in fiscal years 2021 and 2022. As reported in the West Virginia Comprehensive Annual Financial Report for Fiscal Year Ended June 30, 2023, overall tax revenue increased $367 million from last fiscal year. Personal income tax revenue increased $107 million due to a combination of wage growth in excess of 6% and a temporary bump in pass-through entity tax collections related to legislation passed in March 2023 which retroactively allowed pass-through entities to pay tax year 2022 state income tax on behalf of their owners. Business tax revenues increased $82 million as a result of higher natural gas and oil prices and higher corporate profits. Transportation tax revenues increased $42 million to $762 million. In fiscal year 2023, strong economic growth along with high inflation, especially for energy commodities, during the first half of the year resulted in General Revenue Fund growth of more than $595.4 million or 10.1% over prior year collections. Collections were also nearly $1.85 billion ahead of official estimates. Per the Governor’s recommendations, the Legislature approved more than $1.165 billion in surplus appropriations during the 2023 Regular Session and $522.8 million in surplus supplemental appropriations during the 2023 1st Extraordinary Session. Major surplus appropriations included an additional $150 million transferred to Highways. $282 million is to be used as federal funds/grant match which will address deferred maintenance issues at the state’s colleges, universities and technical schools and at the state’s correctional units. $400 million was appropriated to the Department of Revenue to be transferred to the Personal Income Tax Reserve Fund. $125 million in surplus funds was included in the fiscal year 2024 budget bill and an additional $125 million in fiscal year 2024 supplemental appropriation for a co-located lab.

Approximately $200 million in deferred income tax receipts from fiscal year 2020 were received during fiscal year 2021. West Virginia experienced a decline in lottery revenues in 2017 due to increased competition from surrounding states with the opening of casinos in Maryland, Ohio, and Pennsylvania. West Virginia lottery revenues increased $52 million, or 4.8%, from 2018 to 2019 but suffered substantial decreases in 2020 (over $198 million in lost revenue) because of COVID-19 pandemic closures of limited video lottery retailers and casinos. Fiscal year 2021 saw a $122 million increase in lottery revenue as various establishments reopened. The Lottery Fund saw fiscal year 2022 collections that were less than the estimates. It is expected lottery revenues will remain flat in fiscal years 2023 through 2025. The general revenue budget totaled approximately $4.3 billion for fiscal year 2019, $4.6 billion for fiscal year 2020, $4.6 billion for fiscal year 2021, $4.57 billion for fiscal year 2022, $4.6 billion for fiscal year 2023, and $4.88 billion for fiscal year 2024.

For fiscal year 2017, West Virginia spent $11,334 per pupil for kindergarten through high school from state funds, compared to the national average of $12,612 per student. Unaudited 2023 fiscal year data shows total per pupil expenditures of $ $14,522 including federal per pupil expenditures of $2,167 in West Virginia for the 2022-2023 school year. In March 2021, Governor Jim Justice signed a bill allowing families that wish to homeschool or pursue public school to receive an approximately $4,600 voucher per-student each school year, beginning in the 2022-2023 school year. Since expanding Medicaid in January 2014, Medicaid enrollment grew by 64% in West Virginia from 2013 to May 2021. After declining in 2017 and 2018, the number of people enrolled in West Virginia Medicaid as of November 2019 was 156,775. In 2019, West Virginia expanded Children’s Health Insurance Program (“CHIP”) coverage to pregnant women, an insurance program that provides low-cost health coverage to children in households with income too high to qualify for Medicaid, but not enough for private insurance. As of September 2023, approximately 569,293 individuals in West Virginia were enrolled in Medicaid and CHIP. That number decreased from over 635,000 in September 2022. The decrease in enrollment is attributed to residents being removed from plans following eligibility reviews. The West Virginia uninsured population decreased from 14% in 2013 to 6.7% in 2021, which is below the national average of 10.2% in 2021. Similar to the rise in uninsured rates across the nation, West Virginia’s uninsured rate increased to 12% in June 2020 as a result of the COVID-19 pandemic. The uninsured rate in 2022 was approximately 5.9%, a decrease from 2021’s rate of 6.1% or 6.2%, (different sources provide slightly different calculations). West Virginia currently has the 13th lowest uninsured rate in the country.

The State of West Virginia has two Rainy Day Funds, which are each maintained in the West Virginia Treasury, to enable the state to address temporary revenue shortfalls or unforeseen expenses. The first fund, the Revenue Shortfall Reserve Fund A, had a balance of approximately $663.96 million as of October 31, 2023 (December 2023 balances were not yet available but the fund’s balance as of December 31, 2022 was $425.9 million). The second fund, the Revenue Shortfall Reserve Fund - Part B, which was created to replace the West Virginia Tobacco Settlement Medical Trust Fund, had a balance of approximately $507.38 million as of October 31, 2023 (December 2023 balances were not yet available but the fund’s balance as of December 31, 2022 was $497.18 million). For the first time in their almost thirty-year existence, the Rainy Day Funds exceeded $1 billion in 2021. Currently, the first 50% of all surplus funds from the General Fund accrued during each fiscal year must be deposited into the Revenue Shortfall Reserve Fund until the balance of the combined Rainy Day Funds equals at least 20% of total appropriations for the fiscal year just ended. For the fiscal year ending June 30, 2023, a total of $231,584,775 of surplus funds were deposited to Revenue Shortfall Reserve Fund A, bringing the combined balance of the Reserve Funds to the required 20% of total appropriations threshold target. The combined fund balance for the State’s Rainy Day Funds was $1.13 billion million as of September 30, 2023.

In addition, the State Legislature has developed and is complying with a 40-year plan to eliminate the unfunded liability of certain state pension funds. On June 26, 2007, the state closed the sale of $911,141,502.60 of Tobacco Settlement Asset-Backed Bonds, Series 2007. The proceeds of the bonds were used, among other things, to pare down the long-term debt in the state Teachers’ Retirement System, which as of July 1, 2022 was funded at 76%, with an unfunded liability of approximately $2.72 billion as of June 30, 2022. The state’s other major pension plan, the Public Employees’ Retirement System, was 97.53%% funded as of July 1, 2021, with an unfunded liability of approximately $196.39 million as of June 30, 2021. The West Virginia Retiree Health Benefit Trust Fund provides various benefits to certain retirees under the Public Employees’ Retirement System, the Teachers’ Retirement System, and several other public employee retiree programs. One such benefit is the provision by plan sponsor of a capped pay-as-you-go subsidy. For fiscal year 2022, eligible members received approximately $144 per month as a subsidy. The action by the PEIA Board and legislation enacted in 2012 dedicating certain tax revenues to pay down OPEB liability is expected to reduce the state’s OPEB $5 billion liability by 2036. As of fiscal year 2022, the Comprehensive Annual Financial Report reported a decrease in assets of $567 million in fiscal year 2023 due to changes in assumptions and return on investments for both the pension and OPEB funds. The State reported a net OPEB liability, including the county school boards of $88,912,000, including a special funding situation of the net OPEB liability (79.89%) for the share measured as of June 30, 2022. Current and other liabilities decreased $634 million primarily due to a decrease in unearned revenue of $671 million related to the deferral of unspent American Recovery Plan Act funds received in fiscal year 2022 spent in fiscal year 2023. Long-term liabilities increased $890 million due to the change from an asset to a liability in fiscal year 2023 for both pension and OPEB and a decrease in bond payments of $207 million.

In 2023, West Virginia saw $2.6 billion in personal income tax revenue, $1.9 billion in consumer sales tax, $1.4 billion in business taxes, and a total of $18.6 billion in revenue in 2023. Unofficial reports show that the state finished the 2023 calendar year with a revenue surplus of approximately $406 million.

Libor Risks

Certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, was a benchmark that serves as the interest rate on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR. LIBOR was discontinued on June 30, 2023. Any replacement rate chosen may be less favorable than LIBOR rates.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

•	WesMark Small Company Fund seeks capital appreciation.
•	WesMark Large Company Fund seeks capital appreciation.
•	WesMark Balanced Fund seeks capital appreciation and income.
•	WesMark Government Bond Fund seeks high current income consistent with preservation of capital.
•	WesMark West Virginia Municipal Bond Fund seeks current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.
•	WesMark Tactical Opportunity Fund seeks capital appreciation.

As a matter of fundamental policy, the WesMark West Virginia Municipal Bond Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal income tax and income taxes imposed by the State of West Virginia. For the purposes of this policy, the tax-free interest must not be a preference item for purposes of computing alternative minimum tax (AMT).

INVESTMENT LIMITATIONS

Borrowing Money and Issuing Senior Securities

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Diversification of Investments

With respect to securities comprising 75% of the value of their total assets, the Large Company Fund, Balanced Fund, Government Bond Fund and Small Company Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of each Fund’s total assets would be invested in the securities of that issuer, or each Fund would own more than 10% of the outstanding voting securities of that issuer.

Underwriting

The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where they may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate

The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Funds (other than the Tactical Opportunity Fund) may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Tactical Opportunity Fund Only: The Fund may invest in commodities to the maximum extent permitted under the Investment Company Act of 1940.

Lending Cash or Securities

The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Concentration of Investments

The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

The above investment limitations cannot be changed unless authorized by the Board of Trustees (Board) and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following investment limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Illiquid Securities

The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of each Fund’s net assets.

Writing Covered Call Options and Purchasing Put Options

The Fund's will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Funds will not purchase put options on securities unless the securities are held in the Fund's portfolio.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value, or net assets will not result in a violation of such restriction.

Concentration Policy

As a matter of non-fundamental policy, for purposes of concentration policy, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered separate industries); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the Securities & Exchange Commission (“SEC”) staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Funds will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of each Fund’s total assets in any one industry will constitute a concentration.

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions, and other financial contracts that settle by payment of cash, are not deemed to be investments in commodities. Additionally, the 1940 Act does not directly limit a Fund’s investment in commodities. However, the 1940 Act does require a fund to either hold itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, or own or propose to acquire investment securities having a value exceeding 40% of the value of such funds total assets (exclusive of Government securities and cash items).

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments”.

TEMPORARY DEFENSIVE POSITION

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. The Funds may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Funds’ investment returns and/or the ability to achieve the Funds’ investment objectives.

PORTFOLIO TURNOVER

Portfolio turnover is a factor of a Fund’s investment adviser’s reaction to financial market conditions, expectations concerning the economy, factors within the various sectors of the stock market, and changing asset flows from new subscriptions and redemptions.

WHAT DO SHARES COST?

Each Fund’s net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund. A Share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.

DETERMINING MARKET VALUE OF SECURITIES

Market values of each Fund’s portfolio securities are determined as follows:

•	for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
•	futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter (OTC) market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board or its Value Designee may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
•	OTC derivative contracts, if any, are fair valued using price evaluations provided by various pricing services that would be approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract;
•	for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost;
•	shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing; and
•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Funds follow procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Funds’ Board. The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which a Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by a Fund’s Board or its Valuation Designee, although the actual calculation may be done by others.

HOW ARE THE FUNDS SOLD?

Under the Distributor’s contract with the Funds, the Distributor offers Shares on a continuous, best-efforts basis.

SERVICE FEES

The Funds may pay fees not to exceed 0.25% of average daily net assets (Service Fees) to financial intermediaries, including WesBanco Bank, Inc., and its affiliates, for providing certain non-distribution-related services to shareholders. These shareholder services can include, but are not limited to: (i) responding to customer inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (ii) processing transactions including purchase, redemptions, and exchanges; (iii) establishing new customer accounts; (iv) maintaining separate accounts and records with respect to the Funds for each underlying customer; (v) reconciling amounts posted to each applicable customer account with the amount recorded for the account on the applicable Fund’s records; (vi) providing, upon request or pursuant to a schedule agreed to between the parties, a summary of the number of underlying customer accounts by Fund maintained by intermediary in connection with the applicable shareholder services agreement; (vii) maintaining files, i.e., processing change of addresses, adding/changing wiring instructions or systematic investment/withdrawal plans; (viii) maintaining and distributing current copies of prospectuses, shareholder reports, proxy statements and other required communications to current shareholders; (ix) responding to customer questions about the Funds and/or Classes; (x) preparing and transmitting to customers periodic consolidated account statements; (xi) distributing to customers dividends, capital gains or other payments authorized by each Fund; and (xii) providing other administrative services that the Funds reasonably may request, to the extent permitted by applicable statute, rule, or regulation.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

The Adviser may pay out of its own resources amounts (including items of material value) to certain financial institutions that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by the Funds to the financial institution under the Service Fees or Recordkeeping arrangement. You can ask your financial institution for information about any payments it receives from the Adviser or the Funds and any services provided.

PURCHASES IN-KIND

You may contact the Distributor to request a purchase of Shares using securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN-KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds’ Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as each Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting of shareholders called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding shares of all series entitled to vote.

The following table shows shareholders of record who held 5% or more of a Fund’s outstanding shares as of January 31, 2024.

SHAREHOLDER OF RECORD, BENEFICIALLY, OR BOTH

AS OF January 31, 2024

National Financial Services LLC

FBO Customers of WesBanco Trust and Investment Services

82 Devonshire St., Mail Zone ZE7F

Boston, MA 02109

Fund Name	Shares	% of Outstanding Shares
WesMark Small Company Fund	7,821,560.679	94.17%
WesMark Large Company Fund	12,637,130.019	87.43%
WesMark Balanced Fund	6,493,428.499	87.06%
WesMark Government Bond Fund	21,923,472.063	95.71%
WesMark West Virginia Municipal Bond Fund	8,390,920.979	93.71%
WesMark Tactical Opportunity Fund	4,036,093.477	99.41%

Shareholder Services

1 Bank Plaza Suite 460

Wheeling, WV 26003

Fund Name	Shares	% of Outstanding Shares
WesMark Balanced Fund	564,086.897	7.56%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

WesBanco Trust and Investment Services is a division of WesBanco Bank, Inc. WesBanco Bank, Inc. is a subsidiary of WesBanco, Inc., a bank holding company organized in the state of West Virginia.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intend to meet the requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

A Fund entitled to a loss carry-forward, may reduce the taxable income or gain that a Fund would realize, and to which the shareholder would be subject, in the future.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

FOREIGN INVESTMENTS

If the Small Company Fund, Large Company Fund, Balanced Fund, Government Bond Fund, or Tactical Opportunity Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Funds may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WEST VIRGINIA TAXES

Under existing West Virginia laws, distributions made by the West Virginia Municipal Bond Fund will not be subject to the West Virginia personal income tax to the extent that such distributions qualify as exempt under the Internal Revenue Code of 1986, as amended, and represent (i) interest income from obligations of the United States and its possessions; or (ii) interest or dividend income from obligations of any authority, commission or instrumentality of the United States or the State of West Virginia exempt from state income taxes under the laws of the United States or of the State of West Virginia. For purposes of the West Virginia corporate income tax, a special formula is used to compute the extent to which Fund distributions are exempt.

Intangible personal property such as the Fund shares should be exempt from West Virginia personal property taxes pursuant to W. Va. Code § 11-1C-1b.

COST BASIS REPORTING

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

MANAGEMENT OF THE FUNDS

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

As of January 31, 2024, the Funds’ Board and Officers as a group owned approximately less than 1% of the Funds’ outstanding Shares.

Name, Year of Birth, Address* and Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
INDEPENDENT TRUSTEES
Lawrence E. Bandi (1954) TRUSTEE Began serving September 2004

Principal Occupations: Retired

Other Directorships: Welty Corporation, St. Vincent’s de Paul Parish School.

Previous Positions: President, Central Catholic High School (Education); President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality).

Jordan A. Miller, Jr. (1951) TRUSTEE Began serving March 1, 2021

Principal Occupation: Retired

Previous Positions and Directorships: Regional Chairman Fifth Third Bank Central Ohio (National Bank); Regional CEO and President Fifth Third Bank Central Ohio (Commercial, Consumer, and Private banking); Managing Director of Fifth Third Advisor Services (Investment Management); CEO Fifth Third Bank Investments a FINRA registered broker dealer (Investment Management).

Gary J. Madich (1955) TRUSTEE Began serving November 2020

Principal Occupation: Retired

Other Directorships: Managing Director/CEO Global Fixed Income and previously Managing Director/Global CIO Fixed Income, JPMorgan Investment Management (Investment Management); Senior Managing Director/ CIO Fixed Income, Banc One Investment Advisors (Investment Management); Senior Vice President and Senior Portfolio Manager Fixed Income, Federated Investors (Investment Management).

INTERESTED TRUSTEE
J. Christopher Gardill** (1976) CHAIRMAN AND TRUSTEE Began serving August 2015	Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm). Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization).

*	All Trustees may be reached via he Funds at 1290 Broadway, Suite 1000, Denver, CO, 80203.
**	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

The name, address, year of birth and principal occupations for the past five years of the officers of the Trust are listed below. Each officer serves as an officer of the six fund portfolios that comprise the Trust.

OFFICERS
Name, Year of Birth and Address*	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Scott Love (1976)	CHIEF EXECUTIVE OFFICER, PRESIDENT Served: March 2020 through February 2024	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President of WesBanco Trust and Investment Services. Previous Positions: Vice President of the WesMark Funds.
Robert McGee (1970)	SENIOR VICE PRESIDENT Began Serving: February 2024

Principal Occupation: Co-Portfolio Manager of WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

Previous Position: Senior Vice President, Portfolio Manager C.S. McKee 2000-2021

Jennifer S. Roth (1975)	CHIEF COMPLIANCE OFFICER Began Serving: August 2019

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services; Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019.

Steven Kellas (1966)	CHIEF FINANCIAL OFFICER, TREASURER Began Serving: January 2013	Principal Occupation: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds, Executive Vice President of WesBanco Trust and Investment Services.
Todd P. Zerega (1974)	SECRETARY Began Serving: September 2004	Principal Occupations: Partner, Perkins Coie LLP.
Ian Kilgour (1994)	VICE PRESIDENT Began serving February 2023

Principal Occupation: Senior Investment Officer - Funds of the WesMark Funds

Previous Positions: Investment Officer/Securities Trader, WesMark Funds, from February 2020 to February 2023; Associate, Sector Trader, Jefferies, LLC. from July 2017 to February 2020.

Nicholas Adams (1983)	ASSISTANT SECRETARY Began Serving: March 2022

Principal Occupation: Principal Legal Counsel SS&C ALPS since 2022.

Previous Positions: Associate Attorney, Arnold, Newbold, Sollars & Hollins; P.C. from 2020 to 2021; Case Manager/Attorney, Stanziola Estate Law from 2019 to 2020;

Compliance Analyst, Empower Retirement from 2014 to 2018.

Scott Fuchs (1969)	ASSISTANT TREASURER Began Serving: August 2022	Principal Occupation: Fund Controller, SS&C ALPS since May 2022. Previous Positions: Vice President at GAMCO Investors, Inc. from May 2016 – April 2021.

No officer, director or employee of the adviser or any of its affiliates receives any compensation from the Funds.

Committees of the Board

The Board has an Audit Committee that considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (Audit Firm). The Audit Committee also meets with the representatives of the Audit Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Madich, and Mr. Miller. The Audit Committee met four times during the fiscal year ended December 31, 2023.

The Board has a Nominating Committee that meets periodically to advise and assist the Board in nominating candidates to serve as trustees of the Trust. The Nominating Committee has adopted a Nominating Committee Charter to govern its operation. The members of the Nominating Committee, each of whom is an Independent Trustee, are: Mr. Bandi, Mr. Madich and Mr. Miller. The Nominating Committee did not meet during the fiscal year ended December 31, 2023.

The Nominating Committee’s Charter provides that the committee will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider factors, such as each nominee’s integrity, intelligence, collegiality, judgment, skill, business and other experience, diversity, qualification as an Independent Trustee, financial or accounting knowledge, and experience, dedication and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: WesMark Funds, c/o Perkins Coie LLP, 700 13th Street, N.W., Washington, D.C. 20005-3690.

Board Oversight of Risk Management

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Funds’ investment adviser, officers of the Trust and Trust service providers. For example, the Trust’s independent registered public accounting firm reports annually to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Trust’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Trust, the Adviser, the Distributor, the Funds’ Administrator and the Funds’ Transfer Agent. In addition, the Independent Trustees meet with the Chief Compliance Officer at least annually in executive session.

The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated, or addressed. Further, certain risks may arise that were unforeseen.

Board Leadership Structure

The Chairman of the Board, Mr. Gardill, is an Interested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Trust’s organizational and operating documents and by the Board of Trustees, which may include acting as a liaison with service providers, Trust officers, attorneys and other Trustees between meetings. The Independent Trustees have appointed Mr. Bandi as the lead Independent Trustee. In his role as lead Independent Trustee, Mr. Bandi presides at the meetings of Independent Trustees. As previously disclosed, Mr. Gardill is an Interested Trustee due to role with Phillips, Gardill, Kaiser & Altmeyer, PLLC, who serves as legal counsel to WesBanco, Inc. and WesBanco Bank, Inc., the parent company of the Funds’ investment adviser. Mr. Gardill is not an employee or officer of the Funds’ investment adviser. The members of the Board believe that Mr. Gardill has served as an effective liaison between the Board and the Funds’ various service providers, including the Funds’ investment adviser, and accordingly believe he serves as an effective Chairman of the Board.

The Board utilizes a committee structure to assist the Board in administering its oversight function that includes an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. The committee structure facilitates orderly and efficient communication among the Independent Trustees, Trust management, services providers and the full Board.

The Board has determined it that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Trust, including such matters as the independence of a majority of Trustees, the independence of all members of the Audit and Nominating Committees, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure.

Compensation of Trustees

Effective with the May 17, 2023 Board meeting, the Trustees of the Trust receive a quarterly retainer fee in the amount of $9,000.00 and an additional $3,000.00 for attending each Board meeting. For quarterly meetings prior to May 17, 2023, the quarterly retainer was $8,062.50 and the per meeting attendance rate was $2,687.50. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees.

For the fiscal year ended December 31, 2023, the Trustees received the following compensation:

Name of the Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust Paid to Trustees
Independent Trustee
Lawrence E. Bandi	$45,500	None	None	$45,500
Gary J. Madich	$45,500	None	None	$45,500
Jordan A. Miller, Jr	$45,500	None	None	$45,500
Interested Trustee
J. Christopher Gardill	$45,500	None	None	$45,500

BOARD OWNERSHIP OF SHARES IN THE FUNDS AS OF DECEMBER 31, 2023

		Independent Trustees		Interested Trustees
	Lawrence E. Bandi	Gary J. Madich	Jordan A. Miller, Jr.	J. Christopher Gardill
Small Company Fund	None	None	None	$50,001 - $100,000
Large Company Fund	$10,001 - $50,000	None	None	over $100,000
Balanced Fund	None	None	None	None
Government Bond Fund	None	None	None	None
West Virginia Municipal Bond Fund	None	None	None	None
WesMark Tactical Opportunity Fund	None	None	None	$10,001 - $50,000
Aggregate Dollar Range of Securities in the Trust	over $100,000	None	None	over $100,000

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds.

The Adviser is a separately identifiable department or division (SIDD) of WesBanco Bank, Inc., which is a wholly owned subsidiary of WesBanco, Inc. (WesBanco), a registered bank holding company. WesBanco and its subsidiaries provide a broad range of financial services to individuals and businesses in West Virginia, Pennsylvania, Ohio, Indiana, Kentucky and Maryland. The Adviser is a division of a state chartered bank, which offers financial services that include commercial and consumer loans, corporate, institutional and personal trust services. Internal controls maintained by the Adviser restrict the flow of non-public information, and as a result Fund investments are typically made by the Adviser without any knowledge of WesBanco Bank or its affiliates’ lending relationships with an issuer.

The Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

PORTFOLIO MANAGER INFORMATION

The following information is provided as of December 31, 2023:

Other Accounts Managed by Steven Kellas*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Companies	None
Other Accounts	365/$522.055,526

*	Mr. Kellas is the head of the investment team for the West Virginia Municipal Bond Fund and Government Bond Fund.
**	None of the accounts has an advisory fee that is based on the performance of the account.

Other Accounts Managed by Scott Love*	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	19/$235,406,772

Other Accounts Managed by Robert McGee***	Total Number of Other Accounts Managed / Total Assets**
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	0/$0

*	Mr. Love served as the head of the investment team for the Small Company Fund, Balanced Fund, Large Company Fund and Tactical Opportunity Fund until February 2024.
**	None of the Accounts has an advisory fee that is based on the performance of the account.
***	Mr. McGee is the head of the investment team for the Balanced Fund, Large Company Fund, Small Company Fund and Tactical Opportunity Fund.

Portfolio managers use similar investment strategies to manage both the Funds and other accounts. Material conflicts may arise in the allocation of investment opportunities between the Funds and other accounts managed by the portfolio manager. The Adviser has policies and procedures in place to address conflicts of interest if they arise in the allocation of investment opportunities. Conflicts may arise relating to the use of commissions to purchase research related services. The Funds have policies and procedures in place to ensure security transactions in the Funds are executed at the best prices available under prevailing market conditions without taking into consideration any use of commissions to purchase research related services.

DOLLAR VALUE RANGE OF SHARES OWNED IN THE WESMARK FUNDS AS OF DECEMBER 31, 2023

Fund	Steven Kellas	Scott Love	Robert McGee
WesMark Small Company Fund	None	$50,000 - $100,000	$0-$10,.000
WesMark Large Company Fund	Over $100,000	$10,000 - $50,000	None
WesMark Balanced Fund	None	$10,000 - $50,000	None
WesMark Government Bond Fund	None	$10,000 - $50,000	None
WesMark West Virginia Municipal Bond Fund	None	None	None
WesMark Tactical Opportunity Fund	None	$10,000 - $50,000	None

Compensation

The Funds pay an advisory fee to the Adviser. The Adviser is a separately identifiable department or division (SIDD) of WesBanco Bank, Inc. (WesBanco). Each Portfolio Manager is compensated in the form of salary and bonus from WesBanco.

Portfolio Manager compensation is fixed based on a salary scale paid to WesBanco executives with comparable experience and responsibility. Bonus compensation may be paid to Portfolio Managers based on the overall profitability of WesBanco, factors of which may include the profitability of WesBanco Trust and Investment Services, and Lipper rankings of the funds. Fees paid by the Funds to the Adviser may be a factor in the profitability of WesBanco Trust and Investment Services. Compensation is not directly based on the performance of any Fund.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, the Adviser, and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirement for certain investment advisory personnel to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Policy and Proxy Procedures

The Funds have adopted the Adviser’s Proxy Policies and Procedures. The Adviser’s Proxy Policy provides guidance on how the Adviser should vote various proxy matters in order to ensure votes are cast in the best interest of the Adviser’s clients. On certain matters the Proxy Policy provides that the Adviser will vote for or against certain matters while other matters will be voted on a case by case basis.

The Adviser’s Proxy Procedures entails the use of Institutional Shareholder Services (ISS), a leading provider of investment decision support tools to investors globally. ISS is partially owned by a combination of limited partnerships, controlled by Genstar Capital Partners, a private equity firm based in San Francisco, CA.

ISS is an organization that specializes in the analysis of corporate governance and compensation issues as they are presented to institutional shareholders. Client proxies will be delivered directly to ISS, who will vote the proxies according to the ISS Proxy Policy. The proxies will then be presented to the Adviser for approval at which time the Adviser may choose to over-ride the ISS vote if the Adviser’s Proxy Policy on a particular issue is different from that of ISS or if a potential conflict existing between ISS and the issuer. For highly contested or controversial matters, such as M&A transactions and contested elections for directors, the Adviser may conduct independent analysis in addition to the application of the proxy voting guidelines in order to ensure such votes are cast in the best interest of the Adviser’s clients. Items identified in the Adviser’s Proxy Policy to be determined on a case by case basis will be voted in accordance with the recommendation of ISS. Any exceptions must be approved by the Senior Executive Officer of the Adviser.

Conflicts of Interests

The Proxy Policy of the Adviser states that, in the event of a conflict between the interests of the investment adviser and its clients (including the Funds), the Adviser will vote the proxy in the best interests of its clients. Specifically, the Proxy Policy provides that in the event of any potential or actual conflict of interest relating to a particular proxy proposal the proxy will be voted in accordance with the Proxy Policy to the extent the Proxy Policy provides that the Adviser will vote for or against such proposal. To the extent the Policy calls for the proposal to be voted on a case by case basis the Adviser, depending on the facts and circumstances, will either (1) vote the proxy in accordance with the recommendation of ISS; or (2) vote the proxy pursuant to client direction.

Supervision of ISS

The Proxy Policy of the Adviser states that, on an ongoing basis, or at least annually, the Adviser must evaluate whether ISS has adequately disclosed its methodologies for formulating its voting recommendations. In reviewing this information, the Adviser considers whether ISS had the capacity and competency to adequately evaluate proxies to be voted upon by the Adviser. Factors considered include staffing, technology, the process for seeking timely input from issuers, identification and correction of errors, peer group comparisons, and governance structure, among other considerations. In conducting this evaluation, the Adviser considers whether ISS is adequately disclosing potential conflicts of interests and conflict resolution. The Adviser also considers whether policies and procedures are reasonably designed to prevent errors, methodological weaknesses, and/or inaccuracies as well as insure that input from the issuer are being considered. Upon completion of its review the Adviser shall make a conclusion as to whether or not, based upon a reasonable belief of the Adviser, that ISS’s voting recommendations are in the best interests of its clients.

Proxy Voting Report

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. Form N-PX is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The disclosure policy of the Funds and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities based on this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than certain short term and U.S. Government securities and mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal, or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Executive Vice President of the Adviser and of the Chief Compliance Officer of the Funds. The Executive Vice President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must agree that it will safeguard the confidentiality of the information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The Funds’ annual and semiannual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, may be accessed by calling 1-800-864-1013 or on the internet at www.wesmarkfunds.com. Go to the section of the Home page titled “Recent Information” and select the appropriate document. Complete listings of the Funds’ portfolio holdings as of the end of the Funds’ first and third fiscal quarters may be accessed by calling 1-800-864-1013 or on the WesMark website at www.wesmarkfunds.com. Go to “Recent Information” on the Homepage and select the appropriate document. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Additionally, summary portfolio information for each calendar quarter is posted on the Funds’ website usually within 30 days after the end of the calendar quarter. The summary portfolio composition information can be found in the Funds’ “Fact Sheets” and may include identification of a Fund's top ten holdings, and a percentage breakdown of the portfolio by sector, maturity range or credit quality. To access this information on the Funds' website click on “Recent Information,” locate the “Fact Sheets” link and click on the Fund's name.

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd.	RATING AGENCIES S&P Moody’s Fitch
LEGAL COUNSEL Perkins Coie LLP Phillips, Gardill, Kaiser & Altmeyer	PERFORMANCE REPORTING/PUBLICATIONS Bloomberg Morningstar NASDAQ Lipper, Inc. Refinitiv Vickers Thompson Reuters

SERVICE PROVIDERS

ALPS Fund Services, Inc.

ALPS Distributors, Inc.

ALPS Holdings, Inc.

SS&C GIDS, Inc. (formerly, DST Systems, Inc.)

SS&C Technologies, Inc.

Institutional Shareholder Services (ISS), Inc.

WesBanco, Inc.

WesBanco Bank, Inc.

WesBanco Investment Department

WesBanco Trust and Investment Services

SECURITY PRICING SERVICES

S&P

Bloomberg

ICE Data Services

OTHER

Broadridge Financial Solutions

Investment Company Institute (ICI)

Electra Information Systems

PNC Financial Services Group, Inc.

SunGard Business Systems (FIS)

Investment Scorecard, Inc.

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research and brokerage services (as described below). The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to oversight by the Funds’ Board.

Investment decisions for a Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

As of December 31, 2023, the Small Company Fund owned 58,128 shares of Stifel Financial Corp., $4,019,551; the Large Company Fund owned 36,221 shares of Morgan Stanley, $ 3,377,608 and 9,747 shares of Goldman Sachs Group, Inc., $3,760,100; the Balanced Fund owned 3,805 shares of Goldman Sachs Group, Inc., $1,467,855.

Research and Brokerage Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, December 31, 2023, the Small Company Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $88,284,387 for which the Fund paid $86,485 in brokerage commissions. The Large Company Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $ 165,935,459 for which the Fund paid $51,616 in brokerage commissions. The Balanced Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $17,631,404 for which the Fund paid $8,763 in brokerage commissions. The Tactical Opportunity Fund’s Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $31,570,279 for which the Fund paid $10,459 in brokerage commissions. The Government Bond Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $3,782,246 for which the Fund paid $863 in brokerage commissions.

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

ALPS Distributors, Inc. acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent of the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services as distributor. For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Distributor received $0 in underwriting commissions with respect to all the Funds offered by the Trust.

ADMINISTRATOR

ALPS Fund Services, Inc. (AFS) provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. For the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021, AFS received $823,248, $814,134, and $962,708, respectively in administrative fees with respect to all the Funds offered by the Trust.

FUND COUNSEL

Perkins Coie, LLP serves as counsel to the Funds.

CUSTODIAN

WesBanco Bank, Inc. is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc. is the Transfer Agent and Dividend Disbursing Agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Registered Public Accounting Firm for the Funds, Cohen & Company, Ltd., conducts its audits in accordance with auditing standards in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

FEES PAID BY THE FUNDS FOR SERVICES

Advisory Fee Paid/Advisory Fee Waived
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund*
December 31, 2023	$753,704/$0	$2,265,548/$0	$737,064/$0	$1,082,438/$0	$555,848/$0	$314,770/$0
December 31, 2022	$786,896/$0	$2,463,310/$0	$811,932/$0	$1,274,118/$0	$607,360/$0	$327,554/$0
December 31, 2021	$961,030/$0	$2,943,918/$0	$891,407/$0	$1,427,534/$0	$703,779/$0	$366,756/$0
December 31, 2020	$727,329/$0	$2,465,483/$0	$808,879/$0	$1,366,512/$0	$705,783/$0	$305,658/$0
December 31, 2019	$689,322/$0	$2,411,976/$0	$817,336/$0	$1,394,985/$0	$704,015/$0	$293,204/$0
December 31, 2018	$754,805/$0	$2,556,167/$0	$853,004/$0	$1,428,561/$0	$689,238/$0	$247,066/$0
December 31, 2017	$742,029/$0	$2,540,415/$0	$840,505/$0	$1,489,136/$0	$699,373/$0	$117,558/$36,571
December 31, 2016	$687,289/$0	$2,379,876/$0	$767,058/$0	$1,544,875/$0	$725,591/$19,371	--*
December 31, 2015	$737,588/$0	$2,657,342/$0	$774,759/$0	$1,598,478/$0	$720,223/$120,037	--*
December 31, 2014	$704,480/$0	$2,637,181/$0	$717,798/$0	$1,621,690/$0	$695,195/115,866	--*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

Brokerage Commissions Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund*
December 31, 2023	$86,485	$51,616	$8,763	$863	$0	$10,549
December 31, 2022	$79,070	$59,345	$10,241	$0	$0	$27,791
December 31, 2021	$78,121	$37,879	$13,638	$0	$0	$18,309
December 31, 2020	$89,218	$53,138	$14,618	$0	$0	$40,522
December 31, 2019	$115,961	$149,838	$19,865	$124	$0	$34,169
December 31, 2018	$149,443	$104,908	$39,790	$0	$33,107	$40,219
December 31, 2017	$99,917	$92,906	$26,948	$0	$0	$21,944
December 31, 2016	$59,569	$189,093	$29,491	$0	$0	--*
December 31, 2015	$53,382	$84,164	$21,531	$0	$0	--*
December 31, 2014	$23,686	$63,563	$16,390	$0	$0	--*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no commissions have been paid.

Administrative Fee Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund*
December 31, 2023	$107,860	$215,327	$121,325	$180,475	$122,739	$75,522
December 31, 2022	$108,947	$210,519	$117,353	$175,248	$123,703	$78,364
December 31, 2021	$124,528	$243,203	$135,479	$214,253	$155,081	$90,164
December 31, 2020	$114,597	$230,642	$133,036	$222,209	$153,371	$86,729
December 31, 2019	$104,146	$214,408	$119,911	$202,422	$140,895	$75,438
December 31, 2018	$105,153	$210,307	$120,323	$203,047	$139,099	$73,152
December 31, 2017	$98,037	$211,010	$113,903	$202,324	$133,411	$52,437
December 31, 2016	$76,614	$239,490	$93,084	$228,461	$123,132	--*
December 31, 2015	$79,372	$254,558	$91,973	$222,598	$118,290	--*
December 31, 2014	$76,102	$253,525	$84,297	$221,086	$111,224	--*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

Shareholder Services Fee Paid
Fiscal Year Ended:	Small Company Fund	Large Company Fund	Balanced Fund	Government Bond Fund	West Virginia Municipal Bond Fund	Tactical Opportunity Fund*
December 31, 2023	$230,177	$689,279	$224,214	$411,556	$213,080	$96,291
December 31, 2022	$262,464	$816,073	$268,482	$526,148	$251,630	$109,018
December 31, 2021	$318,326	$971,038	$295,057	$594,097	$293,849	$123,000
December 31, 2020	$242,443	$821,828	$269,626	$569,380	$294,076	$101,886
December 31, 2019	$229,774	$803,992	$272,445	$581,244	$293,340	$97,735
December 31, 2018	$251,602	$852,055	$284,334	$595,234	$287,183	$82,355
December 31, 2017	$246,498	$842,012	$279,302	$619,777	$289,006	$39,186
December 31, 2016	$229,096	$793,292	$255,686	$643,698	$302,329	--*
December 31, 2015	$245,846	$885,726	$258,558	$666,033	$300,093	--*
December 31, 2014	$234,827	$879,060	$239,266	$675,704	$289,664	--*

*	The Tactical Opportunity Fund did not commence operation until March 1, 2017, therefore no fees have been paid.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and ten-year periods ended December 31, 2023. Yield is given for the 30-day period ended December 31, 2023.

SMALL COMPANY FUND	1 Year	5 Years	10 Years
Return Before Taxes	19.46%	13.96%	7.67%
Return After Taxes on Distributions	17.83%	11.71%	8.21%
Return After Taxes on Distributions and Sale of Shares	12.64%	11.10%	7.90%
Yield	N/A	N/A	N/A

LARGE COMPANY FUND	1 Year	5 Years	10 Years
Return Before Taxes	21.94%	14.06%	9.39%
Return After Taxes on Distributions	19.83%	11.93%	7.60%
Return After Taxes on Distributions and Sale of Shares	14.44%	11.04%	7.28%
Yield	N/A	N/A	N/A

BALANCED FUND	1 Year	5 Years	10 Years
Return Before Taxes	4.98%	7.36%	5.71%
Return After Taxes on Distributions	3.76%	6.11%	4.52%
Return After Taxes on Distributions and Sale of Shares	3.69%	5.68%	4.37%
Yield	%	N/A	N/A

GOVERNMENT BOND FUND	1 Year	5 years	10 Years
Return Before Taxes	2.71%	(1.86)%	(0.11)%
Return After Taxes on Distributions	1.34%	(2.69)%	(0.93)%
Return After Taxes on Distributions and Sale of Shares	1.58%	(1.72)%	(0.41)%
Yield	%	N/A	N/A

WEST VIRGINIA MUNICIPAL BOND FUND	1 Year	5 Years	10 Years
Return Before Taxes	4.29%	0.93%	1.79%
Return After Taxes on Distributions	4.28%	0.91%	1.76%
Return After Taxes on Distributions and Sale of Shares	3.37%	1.14%	1.84%
Yield	%	N/A	N/A
Tax-Equivalent Yield (At the 25% Federal Joint Tax Rate)%		N/A	N/A

TACTICAL OPPORTUNITY FUND	Since Inception 2/28/2017	1 year	5 years	10 Years
Return Before Taxes	4.93%	7.10%	6.32%	N/A
Return After Taxes on Distributions	3.82%	4.91%	4.91%	N/A
Return After Taxes on Distributions and Sale of Shares	43.56%	4.55%	4.55%	N/A
Yield	N/A	N/A	N/A	N/A

The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the reinvestment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per Share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $10,000, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When shares of a Fund are in existence for less than a year, a Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

The yield of shares is calculated by dividing: (i) the net investment income per Share earned by the shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below are samples of tax-equivalency tables that may be used in advertising and sales literature. These tables are for illustrative purposes only and are not representative of past or future performance of the West Virginia Municipal Bond Fund. The interest earned by the municipal securities owned by the West Virginia Municipal Bond Fund generally remains free from federal regular income tax and is often free from West Virginia taxes as well. However, some of the West Virginia Municipal Bond Fund’s income may be subject to the AMT and state and/or local taxes.

Taxable Yield Equivalent for 2023 Combined Federal and State of West Virginia – Single Return

Combined Federal & State:	13.00%	16.50%	28.50%	30.50%	38.50%	41.50%	43.50%
Single Return:	$0- 9,875	$9,876- 40,125	$40,126- 85,525	$85,526- 163,300	$163301- 207,350	$207,351- 518,400	Over $518,400
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.57%	0.60%	0.80%	0.72%	0.81%	0.85%	0.88%
1.00%	1.15%	1.20%	1.61%	1.44%	1.63%	1.71%	1.77%
1.50%	1.72%	1.80%	2.41%	2.16%	2.44%	2.56%	2.65%
2.00%	2.30%	2.40%	3.22%	2.88%	3.25%	3.42%	3.54%
2.50%	2.87%	2.99%	4.02%	3.60%	4.07%	4.27%	4.42%
3.00%	3.45%	3.59%	4.82%	4.32%	4.88%	5.13%	5.31%
3.50%	4.02%	4.19%	5.63%	5.04%	5.69%	5.98%	6.19%
4.00%	4.60%	4.79%	6.43%	5.76%	6.50%	6.84%	7.08%
4.50%	5.17%	5.39%	7.23%	6.47%	7.32%	7.69%	7.96%
5.00%	5.75%	5.99%	8.04%	7.19%	8.13%	8.55%	8.85%
5.50%	6.32%	6.59%	8.84%	7.91%	8.94%	9.40%	9.73%
6.00%	6.90%	7.19%	9.65%	8.63%	9.76%	10.26%	10.62%
6.50%	7.47%	7.78%	10.45%	9.35%	10.57%	11.11%	11.50%
7.00%	8.05%	8.38%	11.25%	10.07%	11.38%	11.97%	12.39%
7.50%	8.62%	8.98%	12.06%	10.79%	12.20%	12.82%	13.27%
8.00%	9.20%	9.58%	12.86%	11.51%	13.01%	13.68%	14.16%
8.50%	9.77%	10.18%	13.66%	12.23%	13.82%	14.53%	15.04%
9.00%	10.34%	10.78%	12.59%	12.95%	14.63%	15.38%	15.93%

Note:	The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Taxable Yield Equivalent for 2023 Combined Federal and State of West Virginia – Joint Return

Combined Federal & State:	14.00%	18.50%	28.50%	30.50%	38.50%	41.50%	43.50%
Joint Return:	$0- 19,750	$19,751- 80,250	$80,251- 171,050	$171051- 326.600	$326,601- 414,700	$414,701- 622,050	Over $622,050
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.58%	0.61%	0.70%	0.72%	0.81%	0.85%	0.88%
1.00%	1.16%	1.23%	1.40%	1.44%	1.63%	1.71%	1.77%
1.50%	1.74%	1.84%	2.10%	2.16%	2.44%	2.56%	2.65%
2.00%	2.33%	2.45%	2.80%	2.88%	3.25%	3.42%	3.54%
2.50%	2.91%	3.07%	3.50%	3.60%	4.07%	4.27%	4.42%
3.00%	3.49%	3.68%	4.20%	4.32%	4.88%	5.13%	5.31%
3.50%	4.07%	4.29%	4.90%	5.04%	5.69%	5.98%	6.19%
4.00%	4.65%	4.91%	5.59%	5.76%	6.50%	6.84%	7.08%
4.50%	5.23%	5.52%	6.29%	6.47%	7.32%	7.69%	7.96%
5.00%	5.81%	6.13%	6.99%	7.19%	8.13%	8.55%	8.85%
5.50%	6.40%	6.75%	7.69%	7.91%	8.94%	9.40%	9.73%
6.00%	6.98%	7.36%	8.39%	8.63%	9.76%	10.26%	10.62%
6.50%	7.56%	7.98%	9.09%	9.35%	10.57%	11.11%	11.50%
7.00%	8.14%	8.59%	9.79%	10.07%	11.38%	11.97%	12.39%
7.50%	8.72%	9.20%	10.49%	10.79%	12.20%	12.82%	13.27%
8.00%	9.30%	9.82%	11.19%	11.51%	13.01%	13.68%	14.16%
8.50%	9.88%	10.43%	11.89%	12.23%	13.82%	14.53%	15.04%
9.00%	10.47%	11.04%	12.59%	12.95%	14.63%	15.38%	15.93%

Note:	The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended December 31, 2023, have been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, and are incorporated herein by reference to the Annual Report to Shareholders of the WesMark Funds dated December 31, 2023.

Addresses

WESMARK FUNDS

WesMark Small Company Fund

WesMark Large Company Fund

WesMark Balanced Fund

WesMark Government Bond Fund

WesMark West Virginia Municipal Bond Fund

WesMark Tactical Opportunity Fund

One Bank Plaza

Wheeling, WV 26003

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Investment Adviser

WesBanco Investment Department

One Bank Plaza

Wheeling, WV 26003

Custodian

WesBanco Bank, Inc.

One Bank Plaza

Wheeling, WV 26003

Transfer Agent and Dividend Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Fund Counsel

Perkins Coie, LLP

700 13th Street, N.W.

Washington, D.C. 20005

APPENDIX: Investment Ratings

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA—Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA—Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA—Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA—Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA—Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA—Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.
•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)		Declaration of Trust of the Registrant.(1)
	(i)	Amendment No. 1 to the Declaration of Trust of the Registrant.(2)
	(ii)	Amendment No. 2 to the Declaration of Trust of the Registrant.(13)
	(iii)	Amendment No. 3 to the Declaration of Trust of the Registrant.(13)
	(iv)	Amendment No. 4 to the Declaration of Trust of the Registrant.(13)
	(v)	Amendment No. 5 to the Declaration of Trust of the Registrant. (26)
(b)		By-Laws of the Registrant.(1)
	(ii)	Amendment No. 1 to the By-Laws of the Registrant.(11)
	(iii)	Amendment No. 2 to the By-Laws of the Registrant.(11)
	(iv)	Amendment No. 3 to the By-Laws of the Registrant.(11)
	(i)	Amendment No. 4 to the By-Laws of the Registrant.(10)
	(v)	Amendment No. 5 to the By-Laws of the Registrant.(11)
	(vi)	Amendment No. 6 to the By-Laws of the Registrant.(12)
	(vii)	Amendment No. 7 to the By-Laws of the Registrant.(14)
	(viii)	Amendment No. 8 to the By-Laws of the Registrant.(22)
(c)		Not applicable.
(d)		Investment Advisory Contract of the Registrant.(8)
	(i)	Exhibit A to the Investment Advisory Contract of the Registrant.(8)
	(ii)	Exhibit B to the Investment Advisory Contract of the Registrant.(8)
	(iii)	Exhibit C to the Investment Advisory Contract of the Registrant.(8)
	(iv)	Exhibit D to the Investment Advisory Contract of the Registrant.(8)
	(v)	Exhibit E to the Investment Advisory Contract of the Registrant.(8)
	(vi)	Amendment to the Investment Advisory Contract of the Registrant.(9)
	(vii)	Amendment to the Investment Advisory Contract of the Registrant.(26)
	(viii)	Amendment to the Investment Advisory Contract of the Registrant.(27)
	(ix)	Expense Limitation Agreement between WesBanco Bank, Inc. and the WesMark Tactical Opportunity Fund.(+) of the registrant (51)
(e)	(i)	Distribution Agreement of the Registrant.(28)
	(ii)	Amendment No. 1 to the Distribution Agreement.(30)
	(iii)	Form of Broker Dealer Selling Agreement.(17)
(f)		Not applicable.
(g)		Custodian Contract of the Registrant.(1)
	(i)	Exhibit 1 to the Custodian Contract of the Registrant (Schedule of Fees).(4)
	(ii)	Amendment to Custodian Contract of the Registrant.(9)
(h)	(i)	Administration, Bookkeeping, and Pricing Services Agreement of the Registrant.(17)
	(ii)	Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(20)
	(iii)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(24)

	(iv)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant. (26)
	(v)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(27)
	(vi)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant.(28)
	(vii)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant dated 7.23.21.(30)
	(viii)	Amendment to Administration, Bookkeeping, and Pricing Services Assignment Agreement of the Registrant dated 12.17.21.(30)
	(ix)	Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)
	(x)	Amendment No. 1 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(1)
	(xi)	Amendment No. 2 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(4)
	(xii)	Amendment No. 3 to Schedule A of the Shareholder Services Agreement between the Registrant and WesBanco Bank Wheeling.(12)
	(xiii)	Transfer Agency and Services Agreement of the Registrant.(17)
	(xiv)	Amendment to Transfer Agency and Services Agreement of the Registrant.(22)
	(xv)	Transfer Agency and Services Assignment Agreement of the Registrant.(20)
	(xvi)	Amendment to Transfer Agency and Services Agreement of the Registrant. (24)
	(xvii)	Amendment to Transfer Agency Services Agreement.(26)
	(xviii)	Amendment to Transfer Agency Services Agreement.(27)
	(xix)	Amendment to Transfer Agency Services Agreement dated 7.23.21.(30)
	(xx)	Amendment to Transfer Agency Services Agreement dated 12.17.21.(30)
	(xxi)	Transfer Agent Interactive Services Agreement of the Registrant.(17)
	(xxii)	Transfer Agent Interactive Services Assignment Agreement of the Registrant.(20)
	(xxiii)	Amendment to Transfer Agent Interactive Services Assignment Agreement of the Registrant.(24)
	(xxiv)	Amendment to Transfer Agent Interactive Services Assignment Agreement.(26)
	(xxv)	Amendment to Transfer Agent Interactive Services Assignment Agreement.(30)
(i)		Opinion and Consent of Counsel as to Legality of Shares Being Registered.(2)
(j)	(i)	Consent of Independent Registered Public Accounting Firm.(+)
(k)		Not applicable.
(l)		Initial Capital Understanding.(2)
(m)		Not applicable
(n)		Not applicable.
(o)		Not applicable.
(p)	(i)	Code of Ethics for Access Persons.(25)
	(ii)	WesBanco Bank Inc. Code of Ethics.(25)
	(iii)	ALPS Distributors, Inc. Code of Ethics.(25)
(q)	(i)	Power of Attorney of the Registrant.(30)

+	Filed herewith.

1.	Response is incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed November 14, 1996 (File Nos. 333-16157 and 811-7925).
2.	Response is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed February 4, 1997.
4.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed January 8, 1998.
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed May 31, 2001.
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 27, 2002.
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-1A filed March 26, 2003.
11.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-1A filed March 25, 2004.
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-1A filed January 28, 2005.
13.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed May 16, 2006.
14.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed March 30, 2007.
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 24 on Form N-1A filed December 21, 2009.
20.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 on Form N1-A filed February 29, 2012.
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N1-A filed February 28, 2014.
23.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed February 27, 2015.
24.	Response is incorporated by reference to the Registrant’s Post-Effective Amendment No. 36 on form N-1A filed February 29, 2016.
25.	Response is incorporated by reference to the Registrant’s Post-Effective Amendment No. 38 on form N-1A filed December 16, 2016.
26.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N1-A filed February 28, 2017.
27.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N1-A filed February 28, 2018.
28.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 43 on Form N1-A filed February 28, 2019.
29.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 on Form N1-A filed February 28, 2020.
30.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 48 on Form N1-A filed February 28, 2022.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification.

Directors, officers, the Funds’ underwriter or affiliated persons of the Funds are insured or indemnified against any liability in their official capacity as follows:

(1)	BY-LAWS (as amended)

ARTICLE IX: INDEMNIFICATION OF TRUSTEES AND OFFICERS

Section 1. INDEMNIFICATION. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (including persons who serve at the Trust’s request as trustees, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise)(each such person being an “indemnitee”) against any liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

Section 2. ACTIONS BY TRUSTEE AGAINST THE TRUST. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. SURVIVAL. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. AMENDMENTS. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. PROCEDURE. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding Section 6 below.

Section 6. ADVANCES. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. OTHER RIGHTS. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Declaration of Trust or the by-laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the by-laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.

(2)	DECLARATION OF TRUST (as amended)

ARTICLE XI: LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders. The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription for any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2. Limitation of Personal Liability and Indemnification of Trustees, Officers, Employees or Agents of the Trust. No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Each person who is or was a Trustee, officer, employee or agent of the Trust shall be entitled to indemnification out of the assets of the Trust (or of any Series or Class) to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted in contravention of the 1940 Act.

Section 3. Express Exculpatory Clauses and Instruments.

(a) All persons extending credit to, contracting with or having any claim against the Trust or a particular Series or Class shall only look to the assets of the Trust or the assets of that particular Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be liable therefor.

(b) The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration of Trust, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

Item 31.	Business and Other Connections of Investment Adviser

For a description of the other business of the investment adviser, see the section titled “Who Manages the Fund – Adviser’s Background” in Part A.

The principal executive officers and directors of the Trust’s investment adviser are set forth in the following table. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with WesBanco Bank, Inc., One Bank Plaza, Wheeling, West Virginia 26003.

	POSITION WITH THE ADVISOR	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Love, Scott	Executive Vice President	WesBanco Trust & Investment Services
Roth, Jennifer	Senior Vice President, CCO	WesBanco Trust & Investment Services

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

Barings Private Equity Opportunities and Commitments Fund

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Longevity Risk Premium Fixed Income Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

ALPS Distributors, Inc. (“Distributor”)	1290 Broadway, Suite 1000 Denver, CO 80203
ALPS Fund Services, Inc. (“Administrator” and “Transfer Agent and Dividend Dispersing Agent”)	1290 Broadway, Suite 1000 Denver, CO 80203
WesBanco Investment Department, a division of WesBanco Bank, Inc. (“Adviser”)	One Bank Plaza Wheeling, WV 26003
WesBanco Bank, Inc. (“Custodian”)	One Bank Plaza Wheeling, WV 26003

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WESMARK FUNDS, certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania on the 29th day of February, 2024.

WESMARK FUNDS

BY:	/s/ Todd P. Zerega
Todd P. Zerega
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Lawrence E. Bandi	Trustee	February 29, 2024
Lawrence E. Bandi*

/s/ J. Christopher Gardill	Chairman and Trustee	February 29, 2024
J. Christopher Gardill*

/s/ Jordan A. Miller, Jr.	Trustee	February 29, 2024
Jordan A. Miller, Jr.*

/s/ Gary J. Madich	Trustee	February 29, 2024
Gary J. Madich*

/s/ Scott Love	Chief Executive Officer and President	February 29, 2024
Scott Love

/s/ Steven Kellas	Chief Financial Officer and Treasurer	February 29, 2024
Steven Kellas

*	Signature affixed pursuant to a Power of Attorney dated May 18, 2021 previously filed.

EXHIBIT INDEX

(j)	(i)	Consent of Independent Registered Public Accounting Firm